UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XENON PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

XENON PHARMACEUTICALS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the shareholders of Xenon Pharmaceuticals Inc. (“Xenon” or the “Corporation”) will be held virtually via live webcast on Wednesday, June 4, 2025 at 11:30 a.m. (PDT) at https://www.proxydocs.com/XENE for the following purposes:

1.
to receive the financial statements of the Corporation for the financial year ended December 31, 2024 and the report of the Corporation’s auditor thereon;
2.
to elect as directors of the Corporation the eight nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected;
3.
to approve, on an advisory basis, the compensation of the Corporation’s named executive officers;
4.
to appoint PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s auditor to hold office until the next annual meeting of the Corporation;
5.
to authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; and
6.
to conduct such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Proxy Statement and Management Information Circular provides additional information as to the matters to be dealt with at the Meeting and is deemed to form a part of this Notice. The holders of common shares of the Corporation (the “Common Shares”) of record at the close of business on April 7, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.

The Corporation is availing itself of the “notice-and-access” provisions in securities laws that permit the Corporation to forgo mailing paper copies of the Proxy Statement and Management Information Circular and other proxy-related materials (the “Meeting Materials”) to shareholders of the Corporation and instead make them available for review, print and download via the internet. The Meeting Materials can be accessed on the Corporation’s website at https://investor.xenon-pharma.com, under the Corporation’s SEDAR+ profile at www.sedarplus.ca and on EDGAR at www.sec.gov. Shareholders may also request to receive printed copies of the Meeting Materials, at no extra cost, over the internet at https://www.investorelections.com/XENE, by telephone at 1-866-648-8133, or by email at paper@investorelections.com. In order to receive a paper package in time for the Meeting, you must make this request on or before May 23, 2025. Before voting, shareholders are reminded to review the Proxy Statement and Management Information Circular.

Xenon will hold the Meeting in a virtual-only format, which will be conducted online via live webcast. Only shareholders of record, as of the Record Date, and duly appointed proxyholders may attend and participate in the Meeting, including voting and asking questions during the Meeting.Non-registered shareholders (being those who beneficially own Common Shares that are registered in the name of an intermediary) who have not duly appointed themselves as proxyholder will be able to attend the Meeting online as guests, but will not be able to vote or ask questions at the Meeting. To attend the Meeting, you must register at https://www.proxydocs.com/XENE. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Meeting and to vote and submit questions during the Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

A shareholder that wishes to appoint a person other than the management nominees identified on the form(s) of proxy or voting instruction form, as applicable, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form(s) of proxy or voting instruction form, as applicable, and following the instructions for submitting such form of proxy or voting instruction form, as applicable. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your applicable form(s) of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Common Shares, including if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your applicable form(s) of proxy or voting instruction form, as applicable, identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a control number to participate at the Meeting (a “Control Number”). Without a Control Number, proxyholders will not be able to participate or vote at the Meeting. To register a proxyholder, shareholders MUST provide their proxyholder’s contact information to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com, so that Mediant/BetaNXT may provide the proxyholder with a Control Number via email.

Proxies for Common Shares to be used at the Meeting must be received by Mediant/BetaNXT not later than 11:59 p.m. (EDT) on Tuesday, June 3, 2025 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). Proxies may be submitted by one of the following alternative methods:

By Internet: If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Telephone: If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

By Mail: If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

DATED at Vancouver, British Columbia this 24th day of April, 2025.

By order of the board of directors

/s/ Ian Mortimer

Ian Mortimer
President and Chief Executive Officer

XENON PHARMACEUTICALS INC.

PROXY STATEMENT AND

MANAGEMENT INFORMATION CIRCULAR

Annual Meeting of Shareholders

to be held on Wednesday, June 4, 2025

GENERAL PROXY INFORMATION

Information in this Proxy Statement and Management Information Circular (this “Circular”) is provided as of April 7, 2025 (the “Record Date”), unless otherwise indicated. In this Circular, “we,” “us,” “our,” “Xenon” and the “Corporation” refers to Xenon Pharmaceuticals Inc. and its wholly-owned subsidiary, Xenon Pharmaceuticals USA Inc. All references in this Circular to “$” or “USD$” are to U.S. dollars and all references to “CAD$” are to Canadian dollars, unless otherwise indicated. “Xenon” and the Xenon logo are trademarks of Xenon Pharmaceuticals Inc. They are registered in the United States and used or registered in various other jurisdictions. The Corporation’s principal office is located at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada.

Solicitation of Proxies

This Circular is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) and management of the Corporation for use at the annual meeting (the “Meeting”) of shareholders of the Corporation to be held virtually via live webcast on Wednesday, June 4, 2025 at 11:30 a.m. (PDT). The cost of solicitation will be borne by the Corporation.

Management expects that proxies will be solicited primarily by mail pursuant to the “notice and access” rules (as further described below). Employees and directors of Xenon may also solicit proxies personally or by telephone. If you hold common shares of the Corporation (the “Common Shares”) in the name of a bank, broker or other nominee, please see the section of this Circular captioned “Beneficial Shareholders” below.

Notice-and-Access

For this Meeting, the Corporation is utilizing the notice-and-access method of delivery of materials to its registered shareholders and Canadian and United States beneficial shareholders in accordance with the rules of the United States Securities and Exchange Commission (“SEC”), which permits the Corporation to forego mailing paper copies of this Circular and proxy-related materials and instead make them available for review, print and download via the internet (the “U.S. Notice-and-Access Rules”). The Corporation is mailing to shareholders a notice containing instructions on how to access and review the Circular and proxy-related materials and vote online (the “Notice of Internet Availability of Meeting Materials”). The Notice of Internet Availability of Meeting Materials is expected to first be mailed to shareholders on or about Thursday, April 24, 2025. As the Corporation is a reporting issuer in the provinces of Alberta, British Columbia, and Ontario, the Corporation is also required to comply with the relevant provisions under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer and National Instrument 51-102 – Continuous Disclosure Obligations (collectively, the “Canadian Notice-and-Access Rules”) in order to use a notice-and-access method of delivery the Circular and proxy-related materials in connection with the Meeting. Pursuant to the exemptive relief order (the “Exemptive Relief”) obtained from the applicable Canadian securities regulatory authorities, the Corporation will satisfy the Canadian Notice-and-Access Rules by complying with the U.S. Notice-and-Access Rules, subject to the terms and conditions of the Exemptive Relief. In addition, the Corporation is also relying on an exemption from the proxy solicitations requirements under the CBCA granted by the Director of Corporations Canada.

This Circular, the accompanying notice and the enclosed forms of proxy or voting instruction form, as applicable (the “Meeting Materials”), can be accessed on the Corporation’s website at https://investor.xenon-pharma.com, under the Corporations SEDAR+ profile at www.sedarplus.ca and on EDGAR at www.sec.gov. Before voting, shareholders are reminded to review this Circular. Shareholders may also request to receive printed copies of the Meeting Materials, at no extra cost, over the internet at https://www.investorelections.com/XENE, by telephone at 1-866-648-8133, or by email at paper@investorelections.com. In order to receive a paper package in time for the Meeting, you must make this request on or before May 23, 2025. The Corporation has elected not to use the procedure known as “stratification” in relation to its use of the notice-and-access method. Stratification occurs when a reporting issuer using the notice-and-access rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

Virtual-only Meeting

Xenon intends to hold the Meeting virtually via live webcast on Wednesday, June 4, 2025 at 11:30 a.m. (PDT) at https://www.proxydocs.com/XENE.

Xenon will hold the Meeting in a virtual-only format, which will be conducted via live audio webcast. Our Meeting this year will be purely functional in format to comply with the relevant legal requirements and there will be no corporate presentation. Only shareholders of record, as of the Record Date, and duly appointed proxyholders may attend and participate in the Meeting, including voting and asking questions during the Meeting.Non-registered shareholders (being those who beneficially own Common Shares that are registered in the name of an intermediary) who have not duly appointed themselves as proxyholder will be able to attend the Meeting online as guests, but will not be able to vote or ask questions at the Meeting. To attend the Meeting, you must register at https://www.proxydocs.com/XENE. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Meeting and to vote and submit questions during the Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

A shareholder that wishes to appoint a person other than the management nominees identified on the form(s) of proxy or voting instruction form, as applicable, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form(s) of proxy or voting instruction form, as applicable, and following the instructions for submitting such form of proxy or voting instruction form, as applicable. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your applicable form(s) of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Common Shares, including, if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form(s) of proxy or voting instruction form, as applicable, identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a control number to participate in the Meeting (“Control Number”). Without a Control Number, proxyholders will not be able to participate or vote at the Meeting. To register a proxyholder, shareholders MUST provide their proxyholder’s contact information to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com, so that Mediant/BetaNXT may provide the proxyholder with a Control Number via email.

Appointment of Proxyholders

The persons named in the accompanying forms of proxy are officers of the Corporation.

A shareholder has the right to appoint a person or company who will log in to the Meeting and act for the shareholder and on that shareholder’s behalf at the Meeting other than the persons designated in the enclosed forms of proxy. A shareholder wishing to exercise this right should strike out the names now designated in the enclosed forms of proxy and insert the name of the desired person or company in the blank space provided. The desired person need not be a shareholder of the Corporation.

Only a registered shareholder at the close of business on April 7, 2025 will be entitled to vote, or grant proxies to vote, his, her or its Common Shares at the Meeting.

If your Common Shares are registered in your name, then you are a registered shareholder. However, if, like most shareholders, you keep your Common Shares in a brokerage account, then you are a beneficial shareholder. The process for voting is different for registered shareholders and beneficial shareholders. Registered shareholders and beneficial shareholders should carefully read the instructions herein if they wish to vote their Common Shares at the Meeting.

Shareholders who wish to appoint a third-party proxyholder to virtually attend, participate or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy (or proxies) or voting instruction form, as applicable, appointing such third-party proxyholder AND register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Control Number.

Step 1: Submit your proxy or voting instruction form: To appoint a third-party proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a beneficial shareholder located in the United States, you must also provide Mediant/BetaNXT with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

Step 2: Register your proxyholder: To register a proxyholder, shareholders MUST provide their proxyholder’s contact information to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com by May 29, 2025, so that Mediant/BetaNXT may provide the proxyholder with a Control Number via email. Without a Control Number, proxyholders will be able to listen to the Meeting, but they will not be able to participate or vote at the Meeting.

If you are a beneficial shareholder and wish to virtually attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your broker or other intermediary, follow all of the applicable instructions provided by your broker or other intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your broker or other intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your broker or other intermediary. Please also see further instructions below under the heading “Attending and Participating at the Meeting.” Non-registered shareholders who have not duly appointed themselves as proxyholder may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to participate or vote at the Meeting.

If you are a beneficial shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “Attending and Participating at the Meeting,” you must obtain a valid legal proxy from your broker or other intermediary. Follow the instructions from your broker or other intermediary included with the legal proxy form and the voting instruction form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Mediant/BetaNXT by email to DSMsupport@BetaNXT.com.

To vote your Common Shares, your proxyholder must virtually attend the Meeting. Regardless of who you appoint as your proxyholder, you can either instruct that appointee how you want to vote or you can let your appointee decide for you. You can do this by completing the applicable form(s) of proxy. In order to be valid, you must return the completed form of proxy to our meeting administrator, Mediant/BetaNXT, not later than 11:59 p.m. (EDT) on Tuesday, June 3, 2025 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

Attending and Participating at the Meeting

The Corporation is holding the Meeting in a virtual-only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting, shareholders must have a valid Control Number.

The Common Shares represented by a properly executed proxy will be voted or withheld from voting in accordance with the instructions provided on any ballot that may be called for, or where a choice with respect to any matter to be acted upon has been specified in the proxy, be voted in accordance with the specification made in such proxy. If the persons designated in the enclosed forms of proxy are appointed as proxy holders and no choice is specified by the shareholder, the Common Shares represented by such proxy will be voted FOR the matters described herein. The forms of proxy confer discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Meeting and to other matters which may properly come before the Meeting or any adjournment or postponement thereof. If any matters which are not now known should properly come before the Meeting, persons named in the forms of proxy will vote on such matters in accordance with their best judgment. At the time of printing this Circular, management of the Corporation is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice of Meeting.

Voting by proxy will not prevent you from voting online at the Meeting if you attend the virtual Meeting but will ensure that your vote will be counted if you are unable to attend.

Validity of Proxy

Proxies for Common Shares to be used at the Meeting must be received by Mediant/BetaNXT in accordance with the instructions contained in the accompanying form of proxy for Common Shares, not later than 11:59 p.m. (EDT) on Tuesday, June 3, 2025 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the enclosed form of proxy for Common Shares.

Revocation of Proxies

A registered shareholder executing the accompanying form of proxy has the power to revoke it at any time before it is exercised. The revocation of a proxy by a registered shareholder may be effected by the registered shareholder either (a) attending the Meeting and voting online, or (b) giving written notice of the revocation executed by the registered shareholder in the same manner as provided for the deposit of the instrument of proxy. To be effective for Common Shares, the written notice of revocation must be deposited with Mediant/BetaNXT in the manner for the deposit of proxies for Common Shares set forth herein and in the accompanying form of proxy for Common Shares or at the registered office of the Corporation at any time not later than 11:59 p.m. (EDT) on Tuesday, June 3, 2025 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

A proxy may also be revoked by the giving of a subsequent proxy with a later date. To be effective, the subsequent proxy must be deposited (in original form or in accordance with the instructions in the applicable form of proxy) at any time up to 11:59 p.m. (EDT) on Tuesday, June 3, 2025.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Common Shares in their own name. If Common Shares are listed in an account statement provided to a shareholder by an intermediary, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Corporation and such shareholder will be considered a beneficial shareholder. Such Common Shares will more likely be registered under the name of the shareholder’s intermediary or an agent of that intermediary. In the United States, the vast majority of shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Beneficial shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Corporation as the registered holders of Common Shares). Beneficial shareholders who wish to vote their Common Shares at the Meeting should follow the instructions set out in this section.

Beneficial shareholders will receive instructions from their intermediary as to how to vote their Common Shares. Every intermediary has its own mailing procedures and provides its own return instructions to clients. Beneficial shareholders who wish to vote at the Meeting should follow the instructions of their intermediary carefully to ensure that their Common Shares are voted at the Meeting. Generally, intermediaries will provide beneficial shareholders with either: (a) a voting instruction form for completion and execution by the beneficial shareholder, or (b) a proxy form, executed by the intermediary and restricted to the number of Common Shares owned by the beneficial shareholder, but otherwise uncompleted. These procedures permit beneficial shareholders to direct the voting of the Common Shares that they beneficially own.

If a beneficial shareholder wishes to attend and vote online at the Meeting, he, she or it must insert their own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary, and carefully follow the intermediary’s instructions for return of the executed form or other method of response. You will also have to register yourself as your proxyholder as described above in “Appointment of Proxyholders.”

If a beneficial shareholder does not provide voting instructions to its intermediary, the beneficial shareholder’s Common Shares will not be voted at the Meeting on any matter on which the intermediary does not have discretionary authority to vote. Under current rules, certain intermediaries may not have discretionary authority to vote Common Shares at the Meeting on any matters other than the appointment of PwC as the Corporation’s auditor and the authorization of the Audit Committee to fix the remuneration to be paid to the Corporation’s auditor. We encourage all beneficial shareholders to provide instructions to the securities broker, financial institution, trustee, custodian or other nominee who holds Common Shares on their behalf by carefully following the instructions provided.

Voting and Broker Non-Votes

The Corporation is holding the Meeting in a virtual-only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting (including for asking questions at the Meeting), shareholders must have a valid Control Number. Shareholders who have not obtained a Control Number may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to participate or vote at the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://www.proxydocs.com/XENE. Such persons may then enter the Meeting by clicking “I have a login” and entering a Control Number before the start of the Meeting:

Registered Shareholders: The control number located on the form of proxy or in the email notification you received is the Control Number. If as a registered shareholder you are using your Control Number to login to the Meeting and you accept the terms and conditions, you will be provided the opportunity to vote by online ballot at the appropriate time on the matters put forth at the Meeting. If you have already voted by proxy (or proxies) and you vote again via online ballot during the Meeting, your online vote during the Meeting will revoke your previously submitted proxy (or proxies). If you have already voted by proxy (or proxies) and do not wish to revoke your previously submitted proxy (or proxies), do not vote again during the online ballot.

Duly appointed proxyholders: Mediant/BetaNXT will provide the proxyholder with a Control Number by e-mail after the voting deadline has passed.

Only registered shareholders and duly appointed proxyholders with a Control Number will be entitled to participate and vote at the Meeting. Beneficial shareholders who have not made arrangements for the due appointment of themselves as proxyholder will be able to listen to the Meeting, but they will not be able to participate or vote at the Meeting.

If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf, such duly authorized officer must have the Control Number provided in order to login to the Meeting.

If you attend the online Meeting, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedures.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal, against votes represent a shareholder’s affirmative choice to vote against a particular director nominee and withheld votes represent a shareholder’s affirmative choice to decline to vote for the appointment of PwC as the Corporation’s auditor. Properly executed proxy cards will be voted by the designated proxy holder in accordance with the instructions of the proxy card and proxy cards that are marked “abstain” or “withhold” on any proposal, as applicable, will be treated as abstentions for that proposal.

Broker non-votes occur when a broker or intermediary holding Common Shares for a beneficial owner does not vote on a particular matter because such intermediary does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Intermediaries typically do not have discretionary authority to vote on non-routine matters. Under the securities laws of the U.S., and the applicable rules of the New York Stock Exchange (the “NYSE”), which apply to all NYSE-licensed intermediaries who have record ownership of listed company stock (including stock such as our Common Shares that are listed on The Nasdaq Global Market (“Nasdaq”)), intermediaries have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner. The matters on which brokers will have discretionary authority to vote in the absence of instructions from the beneficial owners are described in the table included in the section titled “Voting Shares and Principal Holders of Voting Shares.”

Quorum

The quorum for the Meeting shall be the presence, in person or by proxy, of the holders of not less than 33⅓% of the issued and outstanding shares of the Corporation entitled to be voted at the Meeting. Only shareholders of record at the close of business on the Record Date and duly appointed proxyholders will be entitled to vote at the Meeting (subject, in the case of voting by proxy, to the timely deposit by each shareholder of record, or beneficial owner of Common Shares, of his, her or its executed form of proxy as described herein). Abstentions and broker non-votes are included in the calculation of the number of votes considered to be present at the Meeting for purposes of determining a quorum. Registered shareholders or proxyholders representing shareholders participating in the Meeting virtually will be considered to be present in person at the Meeting for the purposes of determining quorum. In the absence of a quorum, the Chairman of the Meeting may adjourn the Meeting. If the Meeting is adjourned for less than 30 days, the Corporation is not required to provide notice of such adjourned meeting other than by announcement at the original Meeting that it is adjourned.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of preferred shares issuable in series. Our Common Shares are listed for trading on Nasdaq. As of the Record Date, the Corporation had 76,593,603 Common Shares issued and outstanding, and no preferred shares issued and outstanding. As of the Record Date, the Corporation also had non-voting pre-funded warrants which grant the holders the right to purchase up to 2,173,081 Common Shares at an exercise price of $0.0001 per Common Share (“Pre-Funded Warrants”) and a warrant to purchase up to 40,000 Common Shares at a price of $9.79 per Common Share. No portion of any Pre-Funded Warrant may be exercised that, upon giving effect to such exercise, would cause the holder to beneficially own in excess of (i) 4.99% of our outstanding Common Shares or (ii) 4.99% of the combined voting power of all of our securities outstanding, subject to the terms of the Pre-Funded Warrants and the holder’s ability to elect a higher or lower percentage not in excess of 19.99% upon at least 61 days’ notice to the Corporation.

At the Meeting, each holder of Common Shares as of the Record Date is entitled to one vote per Common Share held in connection with each matter to be acted upon at the Meeting.

Applicable Voting Standards

The Canada Business Corporations Act (the “CBCA”) requires “majority voting” for uncontested director elections, i.e., where the number of nominees for director is not greater than the number of directors to be elected. Under the CBCA, shareholders are allowed to vote “for” or “against” (as opposed to voting “for” or “withhold”) each director nominee. If a nominated director does not receive a majority of the votes cast for his or her election, such nominated director will not be elected, provided that in the case of an incumbent director who is not elected, such director may continue in office until the earliest of: (i) the 90th day after the election; and (ii) the day on which his or her successor is appointed or elected.

In addition, the Board is prohibited from appointing or re-appointing, as the case may be, any director nominee that failed to be elected except in limited circumstances to ensure that the Board is composed of the number of Canadian residents or the number of directors who are not officers or employees of the Corporation as is required by the CBCA. Any director nominee that fails to be elected may be nominated again at the next meeting of shareholders at which there is an election of directors.

The table below describes the proposals to be voted on at the Meeting, the votes required for approval, whether brokers have discretionary voting authority, the impact of abstentions and broker non-votes and how a shareholder may vote on a particular proposal.

Proposal	Vote Required	Do Brokers Have Discretionary Voting Authority?	Are Broker Non-Votes Expected?	Impact of Abstentions / Withhold Votes	Impact of Broker Non-Votes	You May Vote
Election of directors	Majority of Votes Cast Must Vote “FOR”	No	Yes	N/A	No Effect	“FOR” or “AGAINST”
Approval on an advisory basis, of the named executive officers' compensation	Majority of Votes Cast Must Vote “FOR”	No	Yes	No Effect	No Effect	“FOR” “AGAINST” or “ABSTAIN”
Appointment of PricewaterhouseCoopers LLP as the Corporation’s auditor	Must Receive Votes “FOR”	Yes	No	No Effect	No Effect	“FOR” or “WITHHOLD”
Authorize the Audit Committee to fix the remuneration paid to the auditor	Majority of Votes Cast Must Vote “FOR”	Yes	No	No Effect	No Effect	“FOR” “AGAINST” or “ABSTAIN”

EXPENSES

Xenon will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of Xenon, whose directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees. Xenon will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. Xenon will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of Common Shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

ITEM 1 – RECEIPT OF FINANCIAL STATEMENTS

The audited annual financial statements of the Corporation for the year ended December 31, 2024 and the report of the auditor thereon will be placed before shareholders at the Meeting.

ITEM 2 – ELECTION OF DIRECTORS

The directors of the Corporation are elected each year at the annual meeting of the Corporation and hold office until their successors are elected or appointed. The Board has nominated each of the eight (8) persons listed below for election as a director of the Corporation and, in the absence of contrary instructions contained therein, the persons named as proxyholders in the enclosed forms of proxy intend to vote for the election of these nominees. The current term of office for each of our current directors will end at the conclusion of the Meeting.

Each nominee elected to the Board at the Meeting will hold office until the next annual meeting of the Corporation, subject to earlier death, resignation, retirement, disqualification or removal.

The following table sets out the names of the nominees for election as directors of the Corporation, all major offices and positions with the Corporation each now holds, each nominee’s principal occupation, business or employment for the five preceding years, the period of time during which each has been a director of the Corporation and the number of voting securities of the Corporation beneficially owned by each nominee, directly or indirectly, or over which each exercised control or direction, in accordance with National Instrument 51-102 – Continuous Disclosure Obligations, as of the Record Date.

Name and Municipality of Residence(1)	Current Position with the Corporation(1)	Age(1)	Principal Occupation or Employment in past 5 years(1)	Previous Service as a Director	Number of Voting Securities Beneficially Owned, Controlled or Directed(1)(2)
Dawn Svoronos(4) Baie D’Urfe, QC Canada	Lead Independent Director	71

Ms. Svoronos has served as the Chair of our Board since June 2024 after serving as our Lead Independent Director since June 2021, and has served as a member of our Board since September 2016. Ms. Svoronos sits on the boards of directors of the following publicly traded biopharmaceutical companies: Acelyrin Inc., Adverum Biotechnologies, Inc. and Theratechnologies Inc. Ms. Svoronos retired in 2011 from Merck & Co., Inc. following a 23-year career in commercial positions of increasing seniority, most recently as President of Europe and Canada. Her previously held positions with Merck include Vice President of Asia Pacific and Vice President of Global Marketing for the Arthritis, Analgesics and Osteoporosis franchise. Ms. Svoronos previously sat on the boards of PTC Therapeutics, Inc., Global Blood Therapeutics, Inc., Endocyte, Inc., and Medivation Inc. Ms. Svoronos received a B.A. in English and French Literature from Carleton University. Our Board believes that Ms. Svoronos is qualified to serve as a director because of her experience in commercialization of pharmaceutical products and her senior management experience in the pharmaceutical industry.

				Director since September 2016	25,000 Common Shares

Gillian Cannon(4) Princeton, NJ, USA	Director	61

Dr. Cannon has served as a member of our Board since August 2023. Dr. Cannon brings more than 30 years of experience in the pharmaceutical industry, where she has served in leadership roles at multiple prominent global pharmaceutical companies including Merck and Co. Inc., UCB Inc. and Otsuka Pharmaceuticals. Serving more than 25 years at Merck, Dr. Cannon held a variety of senior positions, including Global Vice President for Commercial Operations at Merck’s start-up biosimilar business, Merck BioVentures; Business Unit Head for Merck’s specialty products franchise, and Global Commercial Head of Merck’s neuroscience franchise. More recently, Dr. Cannon was the President of U.S.

				Director since August 2023	0 Common Shares

Operations for UCB Inc. from 2015 to 2017. In 2018, Dr Cannon joined Roivant Sciences, a biotechnology company, serving initially as COO for Alyvant and subsequently as Head of Commercial Innovation for Roivant until March 2024. Dr. Cannon currently serves on the Board of Directors for Corcept Therapeutics, a publicly traded clinical-stage biopharmaceutical company; Affibody AB, a Swedish biotechnology company; Edinburgh Innovations, the commercial arm of Edinburgh University, Our Future Health Trading Board, the largest UK health research program, and CoSyne Therapeutics, an AI-directed drug discovery and development company. She also serves as a lecturer in the Drug Discovery Master’s program at Drexel University, PA. Dr. Cannon received her B.Sc. in Biochemistry from the University of Edinburgh and Ph.D. in Health Administration from Temple University. Our Board believes that Dr. Cannon is qualified to serve as a director because of her experience in commercialization of pharmaceutical products, her scientific background and her senior management experience in the pharmaceutical industry.

Steven Gannon(3) Montreal, QC Canada	Director	63

Mr. Gannon has served as a member of our Board since May 2015. Mr. Gannon has served as chairman of the board of directors of Altasciences, a private CRO/CDMO company, since April 2021; on the board of directors of Ritedose Pharmaceuticals since March 2022; and on the board of directors of Laborie Technologies since September 2016. Mr. Gannon also served on the board of directors of Fusion Pharmaceuticals, a public biopharmaceutical company, from January 2020 to June 2024; on the board of directors of enGene Inc., a biotechnology company, from February 2017 to June 2023; and on the board of directors of Aerogen Limited, a medical technology company, from November 2018 to July 2020. From June 2014 to March 2018, Mr. Gannon served on the board of directors of Advanced Accelerator Applications SA, a healthcare company acquired by Novartis in January 2018. Mr. Gannon was Chief Financial Officer, Senior Vice President of Finance and Treasurer at Aptalis Pharma Inc. until February 2014, after which it was sold to Forest Laboratories. Prior to joining Aptalis in 2006, Mr. Gannon served as the Chief Financial Officer for Cryocath Technologies Inc. from 1999 to 2006, as the Director of Finance and Administration of the Research Division of AstraZeneca Canada Inc. from 1996 to 1999, and as the Chief Financial Officer of Mallinckrodt Medical Inc.’s Canadian operations from 1989 to 1995. He received a bachelor of commerce in accounting and business systems from Concordia University in Montreal, Canada in 1983, and completed the Executive Program at the Richard Ivey School of Business at the University of Western Ontario in Ontario, Canada in 1995. He has been a CPA, CA since 1985. Our Board believes that Mr. Gannon is qualified to serve as a director because of his financial expertise and his senior management experience in the pharmaceutical industry.

			Director since May 2015	2,000 Common Shares

Elizabeth Garofalo(4) Ann Arbor, MI USA	Director	67

Dr. Garofalo has served as a member of our Board since June 2021. Since 2016, Dr. Garofalo has served as the principal for EAG Pharma Consulting LLC. Previously, she served in numerous leadership roles including as Senior Vice President and Global Head of Clinical Development for Novartis and as a member of its Global Development Leadership Team; Chair of the Novartis Portfolio Stewardship Board; Co-Head of the Novartis Neuroscience Franchise; Head of the Neuroscience Therapy Area at Astellas; Ann Arbor Site Head of Worldwide Regulatory Affairs at Pfizer; and Ann Arbor Site Head of Neuroscience at Pfizer. Since September 2020, Dr. Garofalo has served on the board of directors of Acadia Pharmaceuticals Inc., where she became a member of the compensation committee in December 2024, and, since September 2021, as a director of Alector, Inc., where she was a member of the audit committee and is chair of the compensation committee. In March 2021 she joined the board of directors of Exicure Inc., a biotechnology company, and in February 2022 was named the chair of its board of directors and a member of its audit and compensation committees. She resigned from the Exicure board in February 2023. She is a director of the non-profit Institute for Advanced Clinical Trials for Children (I-ACT) where she is chair of the board of directors. For several years, she was the chair of the Business Advisory Board for the Epilepsy Foundation of America. She has an M.D. from the Indiana University School of Medicine and completed fellowships in pediatric neurology and epilepsy at the University of Michigan Medical School. Our Board believes that Dr. Garofalo is qualified to serve as a director because of her experience in the pharmaceutical industry—with a particular focus on neurology and epilepsy—and expertise related to drug development, therapeutic product lifecycle management, and risk mitigation oversight.

			Director since June 2021	0 Common Shares

Justin Gover(3)(5) La Jolla, CA, USA	Director	54

Mr. Gover has been a member of our Board since August 2023. Mr. Gover brings nearly 25 years of experience in leadership positions in the biotechnology industry in the UK and the U.S. Mr. Gover served as founding Chief Executive Officer and as a director of GW Pharmaceuticals plc from the company’s inception in 1999 until its sale to Jazz Pharmaceuticals plc for $7.2 billion in May 2021. Mr. Gover led GW from London, UK from 1999 to 2015, at which time he relocated to San Diego, CA to open the company’s U.S. headquarters. At GW, Mr. Gover led the development and commercialization of Epidiolex® (cannabidiol), which is approved in the U.S. and Europe in the field of childhood onset epilepsy. From 2018 to 2021, Mr. Gover served on the Board of Directors of the Biotechnology Innovation Organization (BIO). Mr. Gover currently serves on the Board of Directors for Aeovian Pharmaceuticals, CURE Epilepsy and Rady Children’s Institute for Genomic Medicine. Mr. Gover holds an M.B.A. from the INSEAD business school in France and a B.Sc. (Hons) from Bristol University, UK. Our Board believes that Mr. Gover is qualified to serve as a director because of his experience in commercialization of pharmaceutical products and his senior management experience in the pharmaceutical industry.

			Director since August 2023	0 Common Shares

Patrick Machado(3)(5) Sydney, NSW Australia	Director	61

Mr. Machado has served as a member of our Board since November 2020. Mr. Machado co-founded and served as Chief Financial Officer and Chief Business Officer at Medivation, Inc. until his retirement in 2014 and served as a member of Medivation’s board of directors from 2014 until its acquisition for approximately $14 billion by Pfizer in 2016. During his tenure at Medivation, Mr. Machado helped lead the company through substantial growth and challenges, providing strong leadership during the clinical development and successful commercial launch of XTANDI®. Mr. Machado serves as Chair of the board of directors of Adverum Biotechnologies, Inc., and as a member of the boards of directors of Arcus Biosciences, Inc., Acelyrin, Inc. and Alumis Inc. Earlier in his career, from 1998 to 2001, Mr. Machado worked with ProDuct Health, Inc., a medical device company as Senior Vice President, Chief Financial Officer and earlier as General Counsel. He served as a consultant to Cytyc Corporation to assist with transitional matters from 2001 to 2002. Mr. Machado worked for Morrison & Foerster LLP, a leading international law firm, and for the Massachusetts Supreme Judicial Court. Mr. Machado received his J.D. degree from Harvard Law School and holds both a Bachelor of Science degree in Economics and a Bachelor of Arts degree in German from Santa Clara University in California. Our Board believes that Mr. Machado is qualified to serve as a director because of his senior management experience and his service on public and private company boards in the pharmaceutical industry.

			Director since November 2020	0 Common Shares

Ian Mortimer North Vancouver, BC Canada	President and Chief Executive Officer and Director	49

Mr. Mortimer has served as our President and Chief Executive Officer since June 2021, previously serving as President and Chief Financial Officer since March 2018. Mr. Mortimer previously served as our Corporate Secretary from June 2015 to March 2021, as our Chief Financial Officer and Chief Operating Officer since March 2015 and as our Chief Financial Officer since October 2013. Prior to joining us, Mr. Mortimer served as Executive Vice President and Chief Financial Officer at Tekmira Pharmaceuticals Corporation (now Arbutus Biopharma Corporation), a Nasdaq-listed biotechnology company, from 2007 until October 2013. Mr. Mortimer was responsible for all aspects of Tekmira’s finance and capital markets activities and led Tekmira’s listing on Nasdaq in 2010. From 2004 to 2007, Mr. Mortimer was Chief Financial Officer at Inex Pharmaceuticals and held various other positions at Inex Pharmaceuticals from 1997 to 2004. Since July 2020, Mr. Mortimer has served on the board of directors of Perimeter Medical Imaging AI, Inc., a publicly-traded medical device company focused on advanced in procedural medical imaging tools. Mr. Mortimer has an M.B.A. from Queen’s University, a B.Sc. in Microbiology from the University of British Columbia and is a Chartered Professional Accountant, Certified Management Accountant. Our Board believes that Mr. Mortimer is qualified to serve as a director because of his executive leadership experience in the pharmaceutical industry, his many years of service as an executive of the Corporation and his knowledge and perspective of the Corporation.

			Director since June 2021	45,602(6) Common Shares

Gary Patou(5) Los Altos Hills, CA USA	Director	66

Dr. Patou has served as a member of our Board since January 2004. Dr. Patou has served as a Chief Medical Officer at Star Therapeutics Inc. since August 2020. Dr. Patou has served as a member of the board of directors and Chief Medical Officer for BioIntervene Inc., a preclinical stage biopharmaceutical company, since January 2019. Previously, Dr. Patou was an Executive Partner at MPM Capital from 2005 until 2020, and has served as interim Chief Medical Officer in various MPM portfolio companies, including at Blade Therapeutics from October 2018 to December 2020. Prior to joining MPM, Dr. Patou was Executive Vice President and Chief Medical Officer of Oscient Pharmaceuticals Corp. from February 2004 to April 2005 following its merger with GeneSoft Pharmaceuticals, Inc. Prior to GeneSoft, Dr. Patou worked at SmithKline Beecham Pharmaceuticals, now a unit of GlaxoSmithKline, as Senior Vice President and Director, Project and Portfolio Management, managing all of the company’s pharmaceutical development projects. Dr. Patou has held a number of academic appointments at University College & Middlesex School of Medicine and received his B.Sc. from University of London and his M.D. from University College London. Our Board believes that Dr. Patou is qualified to serve as a director because of his scientific background and his senior management experience in the pharmaceutical industry.

			Director since January 2004	28,475(7) Common Shares

(1)
This information has been provided by the respective director as of the Record Date.
(2)
The number of Common Shares set forth in this table have been presented in accordance with National Instrument 51-102 – Continuous Disclosure Obligations and do not include derivative securities that may be held by the persons included in the table. Such figures have not been calculated pursuant to the beneficial ownership rules promulgated by the SEC. For additional information regarding ownership of Common Shares presented in accordance with the SEC’s beneficial ownership rules, please see the section of this Circular captioned “Security Ownership of Certain Beneficial Owners and Management.”
(3)
Current member of the Audit Committee of the Board.
(4)
Current member of the Nominating and Corporate Governance Committee of the Board.
(5)
Current member of the Compensation Committee of the Board.
(6)
Consists of (i) 31,302 Common Shares held by Mr. Mortimer and (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse.
(7)
Consists of (i) 23,573 Common Shares held by Dr. Patou and (ii) 4,902 Common Shares held by the Patou Family Trust.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE PROPOSED DIRECTORS

Penalties, Sanctions and Orders

As at the date of this Circular and within the past 10 years before the date of this Circular, no proposed nominee for election as a director of the Corporation:

(a)
is or was a director, chief executive officer or chief financial officer of any company (including the Corporation) that:
i.
was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, that was in effect for a period of more than 30 consecutive days (any such order being an “Order”), that was issued while the proposed nominee was acting in the capacity as director or executive officer; or
ii.
was subject to an Order that was issued after the proposed nominee ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while the proposed nominee was acting in the capacity as director, chief executive officer or chief financial officer;
(b)
is or was a director or executive officer of any company (including the Corporation) that while the proposed nominee was acting in that capacity or within a year of the proposed nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)
is or has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed nominee.

No proposed nominee for election as a director of the Corporation has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)
any other penalties or sanctions imposed by a court or a regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our Common Shares outstanding as of the Record Date for:

•
each person who, to the knowledge of the directors and officers of the Corporation, owns more than 5% of our Common Shares;
•
each of our current directors and each nominee for election to our Board;
•
each of our executive officers named in the Summary Compensation Table included in this Circular; and
•
all current directors and executive officers as a group.

The percentages of Common Shares shown as beneficially owned in the table are based on 76,593,603 Common Shares outstanding as of the Record Date. The holders of Common Shares are entitled to one vote per Common Share.

Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and, to the knowledge of the Corporation, each beneficial owner of more than 5% of our Common Shares. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account Common Shares issuable pursuant to the exercise of stock options or conversion of other convertible securities that are either immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. These Common Shares are deemed to be outstanding and beneficially owned by the persons holding the stock options or other convertible securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the beneficial ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable common property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia V5G 4W8.

	Common Shares
Name of Beneficial Owner	Number		%
5% and Greater Shareholders
FMR LLC(1)	7,851,098		10.25%
Avoro Capital Advisors LLC(2)	5,666,666		7.40%
Driehaus Capital Management LLC(3)	4,345,180		5.67%
Entities affiliated with Wellington Management Group LLP(4)	4,162,654		5.43%
Named Executive Officers and Directors
Ian Mortimer	1,480,392	(5)	1.90%
Christopher Kenney	358,436	(6)	*
Sherry Aulin	342,686	(7)	*
Christopher Von Seggern	333,166	(8)	*
Andrea DiFabio	149,790	(9)	*
Dawn Svoronos	135,661	(10)	*
Gary Patou	133,992	(11)	*
Steven Gannon	111,017	(12)	*
Patrick Machado	82,017	(13)	*
Elizabeth Garofalo	68,517	(14)	*
Gillian Cannon	24,875	(15)	*
Justin Gover	24,875	(16)	*
All current executive officers and directors as a group (12 persons)	3,245,424	(17)	4.07%

* Denotes less than 1% beneficial ownership

(1)
According to a Schedule 13G/A filed with the SEC on March 7, 2025, as of February 28, 2025, FMR LLC (“FMR”) is the beneficial owner of 7,851,098 Common Shares. Abigail P. Johnson (“Ms. Johnson”) is a director, the Chairman and the Chief Executive Officer of FMR. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.
(2)
According to a Schedule 13G/A filed with the SEC on February 14, 2024, as of December 31, 2023, Avoro Capital Advisors LLC (“Avoro”) and Behzad Aghazadeh (“Dr. Aghazadeh”) are the beneficial owners of 5,666,666 Common Shares. Dr. Aghazadeh serves as the portfolio manager and controlling person of Avoro. The address for Avoro is 110 Greene Street, Suite 800, New York, New York 10012.
(3)
According to a Schedule 13G/A filed with the SEC on February 14, 2024, as of December 31, 2023, Driehaus Capital Management LLC (“DCM”) is the beneficial owner of 4,345,180 Common Shares. The address for DCM is 25 East Erie Street, Chicago, Illinois, 60611.
(4)
According to a Schedule 13G filed with the SEC on February 8, 2024, as of December 29, 2023, (i) Wellington Management Group LLP (“Wellington”) is the beneficial owner of 4,162,654 Common Shares, with shared voting power over 3,914,121 Common Shares and shared dispositive power over 4,162,654 Common Shares, (ii) Wellington Group Holdings LLP is the beneficial owner of 4,162,654 Common Shares, with shared voting power over 3,914,121 Common Shares and shared dispositive power over 4,162,654 Common Shares, (iii) Wellington Investment Advisors Holdings LLP is the beneficial owner of 4,162,654 Common Shares, with shared voting power over 3,914,121 Common Shares and shared dispositive power over 4,162,654 Common Shares, and (iv) Wellington Management Company LLP is the beneficial owner of 4,039,058 Common Shares, with shared voting power over 3,891,905 Common Shares and shared dispositive power over 4,039,058 Common Shares. The Common Shares beneficially owned by Wellington as the parent holding company of certain holding companies and the Wellington Investment Advisers, are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address for Wellington is 280 Congress Street, Boston, MA, 02210.
(5)
Consists of (i) 31,302 Common Shares held by Mr. Mortimer; (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse; and (iii) 1,434,790 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(6)
Consists of 358,436 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Kenney.
(7)
Consists of 342,686 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Ms. Aulin.
(8)
Consists of (i) 4,000 Common Shares held by Dr. Von Seggern; and (ii) 329,166 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(9)
Consists of 149,790 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Ms. DiFabio.
(10)
Consists of (i) 25,000 Common Shares held by Ms. Svoronos; and (ii) 110,661 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(11)
Consists of (i) 23,573 Common Shares held by Dr. Patou; (ii) 4,902 Common Shares held by Patou Family Trust; and (iii) 105,517 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(12)
Consists of (i) 2,000 Common Shares held by Mr. Gannon; and (ii) 109,017 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(13)
Consists of 82,017 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Machado.
(14)
Consists of 68,517 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Garofalo.
(15)
Consists of 24,875 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Cannon.
(16)
Consists of 24,875 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Gover.
(17)
Consists of (i) 105,077 Common Shares held; and (ii) 3,140,347 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

Information about the Board and Corporate Governance

Our Board oversees the management of the business and affairs of Xenon as required under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian laws. Our Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our Board adopted a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business. A copy of the Corporation’s Corporate Governance Guidelines is attached hereto as Schedule A.

Our Board has established guidelines for determining director independence, and all current directors, with the exception of Mr. Mortimer, have been determined by our Board to be independent under applicable Nasdaq rules, the Board’s governance principles and Canadian securities laws. Mr. Mortimer is not considered independent due to his role as President and Chief Executive Officer.

Xenon has also adopted a written Code of Business Conduct and Ethics (“Code of Conduct”) in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all of our and our subsidiaries’ directors, officers and employees. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality and compliance with laws. The Corporation’s Chief Legal Officer is responsible for overseeing and monitoring compliance with the Code of Conduct. The Chief Legal Officer reports directly to the Chief Executive Officer with respect to these matters and also will make periodic reports to the Corporation’s Audit Committee regarding the implementation and effectiveness of the Code of Conduct as well as the policies and procedures put in place to ensure compliance with the Code of Conduct.

In addition, the Nominating and Corporate Governance Committee reviews actual and potential conflicts of interest of officers and members of our Board, other than related party transactions, which are reviewed by our Audit Committee. The Corporation is committed to maintaining high standards of corporate governance and this philosophy is continually communicated by our Board to management which in turn is emphasized to the employees of the Corporation on a continuous basis.

A copy of the most up-to-date version of our Code of Conduct is available within the “Investors” section on our website located at https://www.xenon-pharma.com and on SEDAR+ at http://www.sedarplus.ca. We will post amendments to our Corporate Governance Guidelines and Code of Conduct or waivers of the same for directors and executive officers on the “Investors” section on our website located at https://www.xenon-pharma.com.

Risk Management

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to investments, credit, liquidity, enterprise risks including cybersecurity and data privacy, accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board, potential conflicts of interest and environmental, social and governance matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members and from senior management about such risks. Our Board believes that its leadership structure is appropriate to enable its administration of its risk oversight function.

Insider Trading Policies

We have adopted a securities trading policy that governs the purchase, sale, and other dispositions of the Corporation’s securities by directors, officers, and employees. We believe that our securities trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The insider trading policy does not apply directly to repurchases of the Corporation’s securities by the Corporation, but if we were to repurchase our securities, we expect to follow the insider trading policy’s guidelines in connection with securities repurchases by effecting trades either during open window periods under the policy or through adoption, during an open window period, of a pre-arranged trading plan that satisfied the affirmative defense requirements of Rule 10b5-1 under the Exchange Act.

Meetings

Our Board held six (6) meetings in 2024. Each incumbent director attended all Board meetings during such period.

The three standing Board committees met the number of times shown in parentheses in 2024: Audit Committee (4); Compensation Committee (3); and Nominating and Corporate Governance Committee (2). Each incumbent director attended all meetings of all Board committees on which they served during such period, except that Mr. Machado did not attend one meeting of the Audit Committee and Mr. Patou did not attend one meeting of the Compensation Committee.

No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board held in 2024 during the period for which he or she has been a director and (2) the total number of meetings held by all committees in 2024 on which he or she served during the periods that he or she served.

We have a formal policy regarding attendance by directors at our annual meetings of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chair of the Board in advance of any such meeting. In 2024, all of our directors attended our annual general meeting.

Committees of the Board

Our Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Our Board has not historically adopted descriptions for the positions Chair for each of the Board committees; however, the roles and responsibilities for each of the committees of the Board is set forth in the charter for each committee of the Board, which are summarized below.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, our Audit Committee:

•
approves the hiring, discharging and compensation of our independent auditors;
•
oversees the work of our independent auditors;
•
approves engagements of the independent auditors to render any audit or permissible non-audit services;
•
establishes procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters;

•
reviews on a periodic basis, or as appropriate, our investment policy and recommends to our Board any changes to such policy;
•
reviews compliance with our investment policy;
•
reviews the qualifications, independence and performance of the independent auditors;
•
reviews and/or approves financial statements, critical accounting policies and estimates;
•
reviews the adequacy and effectiveness of our internal controls;
•
reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports; and
•
oversees risk assessment and risk management, including risks associated with our information systems and technology, including cybersecurity.

The current members of our Audit Committee are Mr. Gannon, Mr. Gover and Mr. Machado. Mr. Gannon serves as the Chair of our Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian securities laws. Each of Mr. Gannon (Chair), Mr. Gover and Mr. Machado is an Audit Committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under Nasdaq rules. Under the rules of the SEC and Nasdaq, members of our Audit Committee must also meet heightened independence standards. Our Board has determined that each of Mr. Gannon (Chair), Mr. Gover and Mr. Machado meet these heightened independence standards, as well as the independence standards of Canadian securities laws. See the biographies for each member of our Audit Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and experience with respect to financial statements, accounting principles and financial reporting.

Our Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. The Audit Committee’s current charter is attached hereto as Schedule B and is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of Nasdaq corporate governance standards.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. Among other matters, our Nominating and Corporate Governance Committee:

•
evaluates and makes recommendations regarding the organization and governance of our Board and its committees;
•
assesses the performance of members of our Board and makes recommendations regarding committee and Chair assignments;
•
recommends desired qualifications for Board membership and conducts searches for potential members of the Board;
•
reviews and makes recommendations with regard to our Corporate Governance Guidelines;
•
assesses and sets targets regarding the diversity of the Board and required disclosure; and
•
oversees the Corporation’s environmental, social and governance strategy, initiatives, and policies.

The current members of our Nominating and Corporate Governance Committee are Dr. Cannon, Dr. Garofalo and Ms. Svoronos. Ms. Svoronos serves as the Chair of our Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Nominating and Corporate Governance Committee’s current charter is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Compensation Committee

Our Compensation Committee oversees our compensation policies, plans and benefits programs. Among other matters, our Compensation Committee:

•
reviews and recommends or approves, as applicable, policies relating to the compensation and benefits of our directors, executive officers and employees;
•
reviews and approves, after consultation with the Board, corporate objectives relevant to the compensation of our Chief Executive Officer;
•
reviews and approves, after consultation with the Board and the Chief Executive Officer, corporate objectives related to the compensation of other executive officers;
•
reviews and approves, after consultation with the Board and the Chief Executive Officer, the performance of our executive officers in light of established goals and objectives;
•
reviews and approves, after consultation with the Board and/or the Chief Executive Officer, compensation of our officers after considering his or her, as applicable, evaluations and other relevant factors; and
•
reviews, approves and administers the issuance of stock options and other awards under our equity incentive plans to our employees and after consultation with the Board, to our executive officers and directors.

The current members of our Compensation Committee are Mr. Gover, Mr. Machado and Dr. Patou. Mr. Gover serves as the Chair of our Compensation Committee. Pursuant to its charter, the Compensation Committee may form and delegate to subcommittees and committees of officers or other appropriate employees any power and authority the Compensation Committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. Each of the members of our Compensation Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. See the biographies for each member of our Compensation Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and senior management and board experience related to compensation policies and practices in our industry.

Our Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Compensation Committee’s current charter is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Our Board may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2024, Dr. Azab (until June 4, 2024), Mr. Gover (commencing June 4, 2024), Mr. Machado and Dr. Patou served as members of our Compensation Committee. No such person is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during the last completed three fiscal years, as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Director Nominations

Our Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. Please see the section of this Circular captioned “Item 2 – Election of Directors” for additional information.

In identifying candidates for nominations to the Board, our Nominating and Corporate Governance Committee seeks to maintain at all times a Board with a diverse range of experience, talent, expertise and background appropriate for the business of the Corporation. Our Nominating and Corporate Governance Committee does not require any specific minimum qualifications or specific qualities or skills, but reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that our Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, our Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. Our Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). Our Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures to address suggestions received from shareholders with respect to Board or committee nominees because the Nominating and Corporate Governance Committee intends to use the same criteria and manner of review to evaluate candidates (as outlined above), whether or not they are suggested by shareholders.

The term of each director expires at the end of each annual meeting of shareholders, or when the successor of such director is elected or appointed to the Board, subject to earlier death, resignation, retirement, disqualification or removal of such director. The Corporation does not impose term limits on its directors as it takes the view that term limits are an arbitrary mechanism for removing directors which can result in valuable, experienced directors being forced to leave the Board solely because of length of service. Instead, the Corporation believes that directors should be assessed based on their ability to continue to make a meaningful contribution. Our Board’s annual assessment of directors reviews the strengths and weaknesses of directors and is, in the Board’s view, together with annual elections by the shareholders, a more meaningful way to evaluate the performance of directors and to make determinations about whether a director should be removed due to under-performance.

Diversity

Our Nominating and Corporate Governance Committee believes that having a diverse Board and senior management team offers a depth of perspective and enhances Board and management operations. Our Nominating and Corporate Governance Committee takes diversity, including business experience, geography, age, gender, visible minorities, Indigenous peoples, persons with disabilities, sexual orientation and other personal characteristics into consideration as part of its overall recruitment and selection process in respect of the Board and senior management. However, the Corporation does not have a formal policy nor measurable objectives on the representation of women or other Designated Groups (as defined in the Employment Equity Act (Canada)) on the Board or senior management of the Corporation as our Board does not believe that a formal policy and/or measurable objectives will necessarily result in the identification or selection of the best candidates. In searches for new directors and senior management, our Nominating and Corporate Governance Committee will consider the level of female and other Designated Groups representation and diversity on the Board and in senior management and this will be one of several factors used in its search process.

In accordance with the reporting requirements of the CBCA, as of the date of this Circular, there are currently three (3) female directors of eight (8) directors on our Board (38%) and three (3) of the eight (8) nominees for election to our Board are female (38%). There are currently two (2) female executive officers of four (4) executive officers (50%) of the Corporation. Zero (0) of eight (8) directors on our Board (0%) and one (1) out of four (4) executive officers (25%) self-identify as a member of a visible minority, which is defined in Canada’s Employment Equity Act as persons, other than Aboriginal peoples, who are non-Caucasian in race or non-white in color. The Corporation currently has no Board members and no executive officers who self-identify as Aboriginal peoples or persons with disabilities. Our Board has two (2) of eight (8) directors on our Board (25%) who self-identify as LGBTQ+ and two (2) of the eight (8) nominees for election to our Board self-identifies as LGBTQ+ (25%). The Corporation continues to be committed to ongoing review with respect to the diversity of its directors, executive officers and members of senior management.

Board Diversity Matrix(1) (As of April 24, 2025)
Total Number of Directors	8
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5		—	—
Part II: Demographic Background
White(2)	3	5		—	—
LGBTQ+			2

(1)
To see our Board Diversity Matrix as of April 26, 2024, please see our proxy statement filed with the SEC on April 26, 2024.
(2)
White (not of Hispanic or Latinx origin) means a person having origins in any of the original peoples of Europe, the Middle East, or North Africa.

Shareholder Recommendations for Nominations to the Board of Directors

One or more shareholders holding in the aggregate not less than five percent (5%) of our Common Shares that are entitled to vote at a meeting of our shareholders may make a shareholder proposal for the nomination of a director in accordance with the requirements of the CBCA. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Corporation must set out such proposal in the proxy statement and management information circular sent to shareholders in advance of the Corporation’s next annual meeting.

Nominations for directors not made in accordance with the shareholder proposal requirements of the CBCA shall be considered by our Nominating and Corporate Governance Committee in accordance with the requirements of our by-laws. Under our by-laws, shareholders of record and beneficial owners of Common Shares may nominate a candidate for election as a director at an annual meeting of the Corporation by submitting a notice to our Corporate Secretary not less than 30 days and not more than 65 days prior to an annual meeting; provided however that in the event that the annual meeting is held less than 50 days after the first public announcement of the annual meeting is made, notice by shareholders must be given to the Corporation not later than 10 days following the date of such public announcement. A notice providing a nomination must include, among other things, certain prescribed information about the nominee and the recommending shareholder; a certification by the recommending shareholder that the recommending shareholder’s notice does not contain an untrue statement and does not omit to state a material fact; and written consent of the nominee to serve as a director of the Corporation, if elected. Shareholders should refer to Section 5.5 of our by-laws for more details relating to the requirements for such notice. Notwithstanding the foregoing, a shareholder who wishes to nominate a candidate to serve as a director must also comply with the requirements of Rule 14a-19 of the Exchange Act.

Any nomination or shareholder proposal for the nomination of directors should be sent in writing to 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Corporate Secretary. Shareholder proposals for our 2026 annual meeting must be received by us on or before December 25, 2025 pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2026 annual meeting of our shareholders under the provisions of the CBCA no earlier than January 5, 2026 and no later than March 6, 2026. Nominations for directors pursuant to our by-laws must be received by us no earlier than March 31, 2025 and no later than May 5, 2025 for consideration at the Meeting. Shareholders wishing to nominate a director for election should review the relevant provisions of the CBCA and our by-laws.

Shareholder Communications with the Board of Directors

Shareholders wishing to communicate with a member of our Board may do so by writing to such director, and mailing the correspondence to: Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Chief Legal Officer. The Chief Legal Officer will forward the messages to the appropriate member of our Board.

Director Independence

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of current directors and considered whether any current director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Dr. Cannon, Mr. Gannon, Dr. Garofalo, Mr. Gover, Mr. Machado, Dr. Patou, or Ms. Svoronos, being seven of our eight current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules and Canadian securities laws. Our Board also determined that Mr. Gannon (Chair), Mr. Gover and Mr. Machado, who comprise our Audit Committee, Mr. Gover (Chair), Mr. Machado and Dr. Patou, who comprise our Compensation Committee, and Ms. Svoronos (Chair), Dr. Cannon and Dr. Garofalo, who comprise our Nominating and Corporate Governance Committee, in each case subject to his or her re-election to the Board, satisfy the independence standards for those committees established by applicable SEC and Nasdaq rules and Canadian securities laws.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each non-employee director. Of the eight director nominees named in this Circular for election to our Board, only Mr. Mortimer would not be considered independent under Nasdaq rules and Canadian securities laws.

Ms. Svoronos is the Chair of the Board. The roles of Chief Executive Officer and Chair of our Board are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our shareholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chair or appoints a Chief Executive Officer, based on the relevant facts and circumstances at such time.

In accordance with the Corporate Governance Guidelines, meetings of the independent directors of the Corporation, without the presence of non-independent directors and members of management, are generally held following each regularly scheduled Board meeting and at such other times as requested by independent directors. The independent directors met six (6) times without the presence of non-independent directors and members of management during 2024.

We believe that the leadership structure of the Board, including Ms. Svoronos’s role as Chair of the Board, as well as the independent committees of the Board, is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our shareholders.

Orientation and Continuing Education

The Corporation has traditionally retained experienced people as directors and hence the orientation needed is minimized. When new directors are appointed, they are acquainted with the Corporation’s operations, its charters and policies, and the expectations of directors. All new and continuing directors are encouraged to review the Board materials prepared by the Corporation consisting of filings, the charters of the Board’s committees, the Corporate Governance Guidelines and the Corporation’s Code of Conduct. Board meetings regularly include presentations or discussions with respect to the Corporation’s corporate governance policies. Board meetings generally also include presentations by the Corporation’s senior management in order to give the directors full insight into the Corporation’s operations.

Assessments

Our Nominating and Corporate Governance Committee assesses the participation, contributions and effectiveness of the Chair, Lead Independent Director and the individual members of the Board on an annual basis. Our Board also annually monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

Serving on other Boards

The following directors are also directors of the following public companies(1):

Director	Company
Gillian Cannon	• Corcept Therapeutics Incorporated
Elizabeth Garofalo	• Acadia Pharmaceuticals Inc. • Alector, Inc.
Patrick Machado	• Acelyrin, Inc. • Alumis Inc. • Adverum Biotechnologies, Inc. • Arcus Biosciences, Inc.
Ian Mortimer	• Perimeter Medical Imaging AI, Inc.
Dawn Svoronos	• Acelyrin, Inc. • Adverum Biotechnologies, Inc. • Theratechnologies Inc.

(1)
As of the date of this Circular, none of Steven Gannon, Justin Gover or Gary Patou serves on the board of directors of any other publicly traded company.

Overseeing the Chief Executive Officer

Mr. Mortimer, our President and Chief Executive Officer, is responsible for managing the affairs of the Corporation. In accordance with its charter, our Compensation Committee, in consultation with the Board, annually establishes corporate objectives for our Chief Executive Officer and evaluates the performance of our Chief Executive Officer against these corporate objectives. The Board has developed a written position description for the Chief Executive Officer.

Director Compensation

We have adopted a director compensation policy that provides for equity and cash compensation to our non-management directors (the “director compensation policy”), as described below. For the purposes of the director compensation policy, our Compensation Committee classifies each director into one of the two following categories: (1) a “management director” is a director who is also an officer or otherwise employed by us in a management role; and (2) a “non-management director” is a director who is not an officer and not otherwise employed by us in a management role.

Non-management directors (including our Chair of the Board) are eligible to receive compensation in the form of equity and cash under the director compensation policy, as described below. Management directors receive no compensation for their services on our Board.

The Board approved market-competitive amendments to the director compensation policy, effective June 4, 2024 (the “2024 Policy Amendment”), based on the assessment of Aon Human Capital Solutions (also known as Radford) (“Aon”), our Compensation Committee's independent compensation consultant, of publicly available director compensation data from designated peer companies in the biotechnology industry. The Board approved additional market-competitive amendments to the director compensation policy, to be effective June 4, 2025 (the “2025 Policy Amendment”), based on Aon’s updated assessment of publicly available director compensation data from designated peer companies in the biotechnology industry. Please refer to the section of this Circular captioned “Executive Compensation - Use of Compensation Consultants and Market Data” for a more detailed discussion of our compensation peer group.

Equity Compensation Under the Director Compensation Policy

Pursuant to the director compensation policy, immediately prior to the effectiveness of the 2024 Policy Amendment, new non-management directors were entitled to receive an option to purchase 28,000 Common Shares upon joining the Board and each non-management director was entitled to receive, on an annual basis, an option to purchase 19,000 Common Shares, granted following the annual meeting. Following the effectiveness of the 2024 Policy Amendment and prior to the effectiveness of the 2025 Policy Amendment, each new non-management director is entitled to receive an option to purchase a number of Common Shares upon joining the Board with an aggregate grant date fair value of $660,000, and each non-management director will be entitled to receive, on an annual basis, an option to purchase a number of Common Shares with an aggregate grant date fair value of $440,000, which generally will be granted immediately following the annual meeting. Following the effectiveness of the 2025 Policy Amendment, each non-management director will be entitled to receive, on an annual basis, an option to purchase a number of Common Shares, and/or restricted share units, in such proportions as the Board or our Compensation Committee may determine, with an aggregate grant date fair value of $440,000, which generally will be granted immediately following the annual meeting; no change was made to the grant to new non-management directors. Our 2014 Equity Incentive Plan, as amended and restated in June 2020, June 2022 and June 2024 (the “Amended and Restated 2014 Plan”) provides that, in any given fiscal year, a non-management director will not receive awards (whether cash-settled, share-settled or a combination thereof) having a grant date fair value greater than $750,000, increased to $1,000,000 in connection with his or her initial fiscal year of service, as determined under generally accepted accounting principles, to the extent applicable.

The exercise price of each stock option granted is equal to the fair market value of a Common Share on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant.

All of the stock options granted pursuant to the director compensation policy are made under our then-effective equity plan, which currently is our Amended and Restated 2014 Plan. Annual grants issued both prior to and following the effectiveness of the 2024 Policy Amendment fully vest on the earlier of (i) the one-year anniversary of the annual meeting on or around when such awards were granted, or (ii) the day immediately preceding the following year’s annual meeting. Initial grants issued both prior to and following the effectiveness of the 2024 Policy Amendment vest as to one-third of the total stock options on each of the first, second and third anniversaries of the non-management director’s initial start date.

The vesting of each grant described above is subject to the non-management director’s continued service to us through each vesting date and the other terms and conditions of our then-effective equity plan and the applicable stock option agreement with that director.

Our Amended and Restated 2014 Plan provides that if the service of an outside director (as defined in the Amended and Restated 2014 Plan) is terminated on or following a change of control, other than pursuant to a voluntary resignation, his or her stock options and share appreciation rights will vest fully and become immediately exercisable, all restrictions on his or her restricted shares and restricted share units will lapse, and with respect to his or her performance shares, all performance goals or other vesting requirements will be deemed achieved at 100% of target levels and all other terms and conditions will be considered met. Further, our Amended and Restated 2014 Plan provides that in the event of a merger or change of control, if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

Pursuant to the director compensation policy, on June 5, 2024, each of our non-management directors then serving on our Board was granted an option to purchase 15,542 Common Shares.

In connection with his cessation of service on our Board in 2024, our Board approved the acceleration of vesting of 42,709 Common Shares subject to Dr. Pimstone’s stock options, effective as of the 2024 annual meeting. Dr. Azab did not hold any unvested stock options as of the date of the 2024 annual meeting. In addition, with respect to all stock options held by Drs. Pimstone and Azab as of their respective terminations of service, our Board extended the period during which Drs. Pimstone and Azab could exercise such options from 90 days to 12 months following their respective terminations of service, subject to any such option’s earlier original expiration date.

Cash Compensation Under the Director Compensation Policy

Pursuant to the director compensation policy for each fiscal year, prior to the effectiveness of the 2024 Policy Amendment, each non-management director (excluding any non-executive Chair or Lead Independent Director of the Board) received an annual cash retainer of CAD$61,000 for serving on the Board. Any non-executive Chair or Lead Independent Director of the Board received an annual cash retainer of CAD$104,000. Following the effectiveness of the 2024 Policy Amendment, each non-management director (excluding any non-executive Chair or Lead Independent Director of the Board) receives an annual cash retainer of USD$45,000 for serving on the Board, and a non-executive Chair or Lead Independent Director of the Board receives an annual cash retainer of USD$80,000. Following the effectiveness of the 2025 Policy Amendment, each non-management director (excluding any non-executive Chair) will receive an annual cash retainer of USD$50,000 for serving on the Board, and any non-executive Chair will receive an annual cash retainer of USD$85,000.

Pursuant to the director compensation policy then in effect, the Chairs and non-Chair members of the three standing committees of our Board were or will be entitled to the following cash retainers for each fiscal year as follows:

	2025 Chair Retainer(1)	2025 Member Retainer(1)	2024 Chair Retainer(2)	2024 Member Retainer(2)	2023 Chair Retainer(3)	2023 Member Retainer(3)
Board Committee	(USD$)	(USD$)	(USD$)	(USD$)	(CAD$)	(CAD$)
Audit Committee	$20,000	$10,000	$20,000	$10,000	$26,000	$13,000
Compensation Committee	15,000	7,500	15,000	7,500	20,000	10,000
Nominating and Corporate Governance Committee	10,000	5,000	10,000	5,000	14,000	7,000

(1) Cash retainers for the Chairs and non-Chair members of the committees of our Board will not be adjusted in the 2025 Policy Amendment.

(2) Cash retainer in effect starting June 4, 2024.

(3) Cash retainer in effect for fiscal year 2023 and a portion of fiscal year 2024, through June 3, 2024.

All cash payments are paid in four equal installments on the date of our annual meeting and on the last day of the third month, sixth month and ninth month thereafter, during which such individual served as a director or non-executive Chair or Lead Independent Director of the Board or on a committee (such payments to be prorated for service during a portion of such payment period).

All directors are reimbursed for reasonable travel expenses incurred to attend Board or committee meetings in their capacities as directors and/or committee members.

The following table sets forth information concerning the compensation paid or accrued for services rendered to us by non-management members of our Board for the year ended December 31, 2024. Mr. Mortimer, our President and Chief Executive Officer, did not receive any additional compensation for service on our Board. Compensation paid or accrued for services rendered to us by Mr. Mortimer in his role as President and Chief Executive Officer is included in our disclosures related to executive compensation under the section of this Circular captioned “Executive Compensation.”

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2)(3) ($)	Total ($)
Mohammad Azab(4)	$24,965	$153,806	$178,771
Gillian Cannon	47,899	414,333	462,232
Steven Gannon	64,643	414,333	478,976
Elizabeth Garofalo	50,057	414,333	464,390
Justin Gover	54,301	414,333	468,634
Patrick Machado	62,263	414,333	476,596
Gary Patou	56,751	414,333	471,084
Simon Pimstone(4)	32,054	791,893	823,947
Dawn Svoronos(5)	90,596	414,333	504,929

(1)
Compensation amounts denominated in Canadian dollars have been converted to U.S. dollars. For the portion of 2024 during which compensation amounts were denominated in Canadian dollars, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7373, which was the average Bank of Canada foreign exchange rate for such period.
(2)
Represents the aggregate grant date fair value of stock option awards granted in 2024 for all of our directors other than Drs. Azab and Pimstone. For Drs. Azab and Pimstone, represents the incremental fair value associated with modifications made to their stock option awards in connection with their respective terminations of service in 2024, described above. These amounts have been computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 9 to our financial statements which are included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and on SEDAR+. For further information regarding the equity compensation of our directors, please see the section of this Circular captioned “Director Compensation.”
(3)
As of December 31, 2024, the following directors beneficially held outstanding stock options to purchase the number of Common Shares indicated: Dr. Azab (96,561); Dr. Cannon (43,542); Mr. Gannon (114,161); Dr. Garofalo (68,517); Mr. Gover (43,542); Mr. Machado (82,017); Dr. Patou (105,517); Dr. Pimstone (696,475); and Ms. Svoronos (110,661).
(4)
Drs. Azab and Pimstone ceased to be members of the Board on June 4, 2024.
(5)
Current Chair of our Board.

ITEM 3 – ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation as a whole and is required by Section 14A of the Securities Exchange Act of 1934, as amended. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Circular.

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board and the Compensation Committee value the opinions of our shareholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Circular, we will endeavor to communicate with shareholders to better understand the concerns that influenced the vote and consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We currently plan to continue to hold a vote, on an advisory basis, annually and expect that the next such shareholder advisory say-on-pay vote, after the vote at our 2025 annual meeting of shareholders, will occur at the 2026 annual meeting of shareholders.

We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure our executive officers’ interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Circular for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of votes (more than 50%) cast at the Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Executive Officers

The following table sets forth information about our executive officers as of the Record Date:

Name	Age	Position(s)
Ian Mortimer, M.B.A., CPA, CMA	49	President and Chief Executive Officer and Director
Sherry Aulin, CPA, CA	42	Chief Financial Officer
Christopher Kenney, MD, FAAN	54	Chief Medical Officer
Andrea DiFabio, J.D.	56	Chief Legal Officer and Corporate Secretary

The biography of Mr. Mortimer can be found under “Item 2 – Election of Directors.” The biographies of our other executive officers are as follows:

Sherry Aulin, CPA, CA, has served as our Chief Financial Officer since June 2021, and has led our finance function since June 2015, previously serving as our Vice President, Finance from March 2019 to June 2021. From 2011 until 2015, Ms. Aulin provided independent financial consulting and advisory services to various publicly-traded companies including Xenon where she supported the company through its initial public offering process. From 2004 to 2011, Ms. Aulin was at KPMG LLP, most recently as Senior Manager in the assurance practice, where she provided professional services to publicly-traded companies across various industries including in the life sciences sector. Ms. Aulin holds a BCom from the University of British Columbia and is a Chartered Professional Accountant, Chartered Accountant. Ms. Aulin notified the Corporation on February 24, 2025 of her decision to resign effective June 30, 2025.

Andrea DiFabio, J.D. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Legal Officer and Corporate Secretary since November 2022. Prior to joining us, Ms. DiFabio was the Chief Legal & Administrative Officer and Corporate Secretary at Repertoire Immune Medicines, Inc. from March 2020 to October 2022, where she developed broad experience supporting all aspects of the company, including business and clinical development, investor communications, risk management, and developing the company’s IP and communication strategy. From February 2019 to March 2020, Ms. DiFabio served as Chief Legal Officer and Corporate Secretary at Codiak Biosciences, Inc. Prior to its acquisition by Sanofi for $11.6 billion in early 2018, Ms. DiFabio served as Executive Vice President, Chief Legal Officer and Corporate Secretary at Bioverativ Inc. from September 2016 to June 2018 after playing a key role in this spinoff company of Biogen Inc. Previously, Ms. DiFabio joined Biogen in 2006 as Corporate Counsel and was subsequently promoted to Vice President, Chief US Counsel in 2007; Vice President, Chief Research and Development Counsel in 2009; Senior Vice President, Chief Research and Business Development Counsel in 2014; and Chief Legal Officer, Bioverativ (as a subsidiary of Biogen) in 2016, in which positions she was involved in key strategic transactions, as well as the approval and launch of numerous neurology products. Prior to her experience at Biogen, from 1999 to 2006, Ms. DiFabio was a member of the executive team and senior legal counsel at Parexel International, a publicly traded clinical research organization. Ms. DiFabio earned a Juris Doctor degree from Northeastern University School of Law, and a Bachelor of Arts, Summa Cum Laude from Boston University.

Christopher Kenney, MD, FAAN is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Medical Officer since August 2021. Dr. Kenney is a board-certified neurologist with extensive clinical research experience within neuroscience in both industry and academic roles spanning more than 20 years. Most recently, Dr. Kenney served as Chief Medical Officer at Cadent Therapeutics, a biotech company focused on creating breakthrough therapies for neurological and psychiatric conditions, from 2019 until May 2021 when it was acquired by Novartis. Previously, Dr. Kenney was Senior Vice President of Medical Affairs, from 2018-2019, and Senior Vice President, Clinical Development, from 2016 to 2018, at Acorda Therapeutics, a biotechnology company focused on developing and commercializing neurology therapies for Parkinson’s disease, migraine and multiple sclerosis. Prior to that position, from 2013 to 2016, Dr. Kenney served as Vice President/Senior Vice President of Clinical Development at Biotie Therapies, a biotechnology company focused on neurodegenerative and psychiatric disorders that was acquired by Acorda Therapeutics in January 2016. Before joining Biotie, Dr. Kenney worked in clinical development at Novartis and Merck Serono. Dr. Kenney’s core medical and neurology training took place at Boston University School of Medicine and at University of California, San Diego (UCSD). Dr. Kenney held faculty positions at Baylor University, from 2005 to 2007, and the University of California, San Diego, from 2003 to 2005. In 2020, Dr. Kenney was appointed as a Fellow of the American Academy of Neurology.

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below. This section discusses the principles underlying our policies and decisions with respect to the compensation of our NEOs and the most important factors relevant to an analysis of these policies and decisions. This section also describes the material elements of compensation awarded to, earned by or paid to our NEOs for 2024, consisting of the following persons:

•
Ian Mortimer, our President and Chief Executive Officer;
•
Sherry Aulin, our Chief Financial Officer;
•
Andrea DiFabio, our Chief Legal Officer and Corporate Secretary;
•
Christopher Kenney, our Chief Medical Officer; and
•
Christopher Von Seggern, our former Chief Commercial Officer.

Ms. Aulin notified the Corporation on February 24, 2025 of her decision to resign from her position as Chief Financial Officer effective June 30, 2025. In connection with her resignation, we entered into a consulting agreement with Ms. Aulin pursuant to which she will provide consulting services to the Corporation following her termination of employment through August 31, 2025. Dr. Von Seggern’s service as Chief Commercial Officer of the Corporation terminated effective January 17, 2025. In connection with his termination of employment, we entered into a separation agreement with Dr. Von Seggern that provides for certain severance payments and benefits. We also entered into a consulting agreement with Dr. Von Seggern pursuant to which he will provide consulting services to the Corporation following his termination of employment through May 1, 2025.

Executive Summary

2024 Business Highlights

During 2024, we achieved several important milestones in our business and financial plans, including the following:

•
We continued to make progress in our Phase 3 X-TOLE2/3 azetukalner clinical studies in focal onset seizures, as well as Phase 3 X-ACKT clinical study in an additional epilepsy indication of primary generalized tonic-clonic seizures;
•
We initiated the first of three planned Phase 3 clinical trials evaluating azetukalner in patients with major depressive disorder (“MDD”), X-NOVA2, to support indication expansion of azetukalner in neuropsychiatry; and
•
We continued to progress a portfolio of pre-clinical candidates targeting Kv7, Nav1.7, and Nav1.1 across various indications and anticipate filing multiple INDs, or equivalent, in 2025.

2024 Executive Compensation Highlights

We continued to follow the executive compensation policies and procedures that we put in place in connection with becoming a public company, including:

•
Emphasis on Pay for Performance. Our Compensation Committee is focused on ensuring that a significant portion of total compensation for our NEOs is performance-based (consisting of performance-based cash bonus opportunities, performance share units (“PSUs”) and time-based stock options, which we consider to be performance-based because no value is created for the stock option awards unless the value of our Common Shares appreciates after the date the stock options are granted). For 2024, all of our NEOs’ variable non-equity compensation (cash bonus opportunity) was solely based on the achievement of corporate objectives and ranged from 40% to 70% of their base salaries at target.
•
No Guaranteed Increases in Compensation. Although we have signed employment agreements with each of our NEOs, none of these agreements provides any guarantees relating to base salary increases or the amounts of incentive pay or equity awards.
•
Independent Compensation Consultant. Our Compensation Committee engages its own independent compensation consultant, which provides our Compensation Committee with valuable data regarding market compensation trends and guidance about executive compensation.
•
Limited Perquisites. We do not provide any special perquisites to any of our NEOs, except where it serves a legitimate business purpose.
•
Risk Analysis. We believe the structure of our executive compensation program motivates our executives to make thoughtful and appropriate decisions with measured risks balanced by appropriate rewards for the Corporation.

•
No Hedging or Pledging. Our Insider Trading Policy prohibits our executives from engaging in “hedging” or “pledging” transactions with respect to our Common Shares.
•
Consistent Compensation Policies and Practices. Our compensation policies and practices have remained generally consistent year-over-year.
•
Say-on-Pay. We hold our shareholder say-on-pay advisory vote annually.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of our executive compensation program are to:

•
attract, retain and motivate experienced and talented executives;
•
ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;
•
recognize the individual contributions of executives, but foster a shared commitment among executives by aligning their individual goals with our corporate objectives;
•
promote the achievement of key strategic and operational performance measures by linking compensation to the achievement of measurable corporate and individual performance goals; and
•
align the interests of our executives with our shareholders by rewarding performance that helps lead to the creation of shareholder value.

To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels that are justifiable based on each executive’s level of experience, performance and responsibility and that our Compensation Committee believes are competitive with those of other companies in our industry that compete with us for executive talent. In addition, our executive compensation program ties a portion of each executive’s overall compensation to the achievement of key corporate objectives. We provide a portion of our executive compensation in the form of stock options that vest over time, which we believe helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in our long-term success as reflected in the appreciation of the price of our Common Shares. We also provide a portion of our executive compensation in the form of PSUs that vest (if at all) based on the achievement of certain predefined milestone-based objectives, which we believe helps to further align our executives’ interests with those of our shareholders and more closely align pay with performance.

Compensation Committee Process and Role of Chief Executive Officer

Our Compensation Committee oversees our policies governing the compensation of our NEOs. In this role, our Compensation Committee reviews and, following consultation with the remaining non-management directors, approves all compensation decisions relating to our NEOs. Our Compensation Committee consists of three members of our Board, all of whom have extensive experience in our industry and each of whom is an independent director. Our Compensation Committee uses its judgment and experience and considers the recommendations of our Chief Executive Officer when determining the amount and appropriate mix of compensation for each of our NEOs. Specifically, our Chief Executive Officer provides input and recommendations, through an annual review of NEO performance and otherwise from time to time, regarding salary adjustments, the goals used to determine annual performance-based cash bonuses and appropriate equity incentive compensation levels. Our Chief Executive Officer provides input to our Compensation Committee on his own compensation, but has not had any control over setting the amount or mix of his compensation and is not present when our Compensation Committee discusses and determines his compensation. No other NEO participates in portions of any meetings during which decisions are made regarding their own compensation. See the section of this Circular captioned “Information about the Board and Corporate Governance — Committees of the Board — Compensation Committee” for additional information as to the composition and skills of our Compensation Committee.

At the beginning of each year, our Compensation Committee meets and approves strategic, operational and financial objectives for the Corporation for the upcoming year. The corporate objectives are developed by our Chief Executive Officer, the NEOs and other members of senior management and our Chief Executive Officer presents them to our Compensation Committee for its approval after consultation with the Board. The Chief Executive Officer also develops annual individual goals for each NEO. Although no formal rating is specifically attached to those individual goals for annual bonuses, which are based on corporate performance goals, such individual goals are factored into the final assessment for each NEO’s performance for that year and taken into consideration in determining base salary increases and equity incentive compensation.

Our Compensation Committee periodically evaluates the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for executive talent, including companies in our peer group, described below.

Consideration of Say-on-Pay Results

At our 2024 annual meeting of shareholders, our advisory vote on the compensation of our NEOs (commonly referred to as a “say-on-pay” vote), received the support of approximately 97.0% of the shares voted. Our Compensation Committee believes this vote demonstrated our shareholders’ strong support and positive view of our pay-for-performance philosophy and the appropriateness of our NEO compensation structure. Therefore, our Compensation Committee did not make any changes to our compensation program directly as a result of the say-on-pay vote result and determined that we should maintain the compensation philosophy and objectives from prior years and retain our general approach to NEO compensation.

Use of Compensation Consultants and Market Data

In designing our executive compensation program, our Compensation Committee considers publicly available compensation data for companies in the biotechnology industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Our Compensation Committee has also retained the services of Aon to provide it with additional comparative data on executive compensation practices in our industry and to advise it on our executive compensation program generally. Although our Compensation Committee considers Aon’s advice and recommendations about our executive compensation program, our Compensation Committee ultimately makes its own decisions about these matters. None of our Compensation Committee members and none of our executive officers or directors have any relationship with Aon or the individual consultants employed by Aon. Aon has not provided any other services to the Corporation other than compensation consulting services to our Compensation Committee for executive and director compensation analysis and to management for non-executive compensation analysis. Our Compensation Committee has determined that no conflicts of interest exist between the Corporation and Aon.

Aon was retained by the Compensation Committee as part of our annual compensation review in each of 2023, 2024 and 2025 to provide our Compensation Committee with comparative data showing where the total compensation and each element of compensation for our NEOs (and other executive officers) ranked among (1) public companies in the biotechnology industry generally, according to compensation data from Aon, and (2) a peer group of publicly traded companies in the biotechnology industry at a stage of development, market capitalization and/or company size comparable to ours, and with which our Compensation Committee believed we competed for executive talent, according to publicly available compensation data. For our 2023 peer group, the market capitalization range identified by Aon was between $700 million to $7 billion, and the group of publicly traded companies that were evaluated included public U.S. biotechnology companies (with a focus on neurology, where appropriate), with a focus on late stage pre-commercial companies or companies that had recently submitted a Biologics License Application and/or New Drug Application to the U.S. Food and Drug Administration and with a headcount of between 50 to 500 full-time permanent employees. For our 2024 peer group, the market capitalization range identified by Aon was between $800 million to $8 billion, the headcount range increased to between 100 and 800 full-time employees, and other criteria were consistent with the prior year peer group. For our 2025 peer group, the market capitalization range identified by Aon was between $1 billion to $9 billion, the headcount range increased to between 125 and 1,075 full-time employees, and other criteria were consistent with the prior year peer group.

The peer group is used for purposes of gathering data to compare against our existing executive compensation practices and for guiding future compensation decisions. Aon also makes suggestions for changes to our executive compensation practices based on the data it provides to us as well as compensation trends in our industry. However, although our Compensation Committee may consider peer group and other industry compensation data and the recommendations of Aon when making decisions related to executive compensation, to date, it has not made and does not intend to make adjustments to overall executive compensation or any element thereof solely or primarily either to target a specified threshold level of compensation or market benchmark within the peer group, our larger industry or some other group of comparable companies or to act solely on the recommendations of Aon.

In November 2022, our Compensation Committee, with input from Aon and management, approved the changes to the peer group for 2023. The companies included in the peer group in the 2023 annual compensation review were Alector, Inc., Arrowhead Pharmaceuticals, Inc., Arvinas, Inc., Aurinia Pharmaceuticals Inc., Axsome Therapeutics, Inc., Cerevel Therapeutics Holdings Inc., ChemoCentryx, Inc., Chinook Therapeutics, Inc., Denali Therapeutics Inc., ImmunoGen, Inc., Intra-Cellular Therapies, Inc., Iovance Biotherapeutics, Inc., IVERIC bio, Inc., Karuna Therapeutics, Inc., Kura Oncology, Inc., Prothena Corporation plc, Relay Therapeutics, Inc., Replimune Group Inc., Sage Therapeutics, Inc., and SpringWorks Therapeutics, Inc.

In November 2023, our Compensation Committee, with input from Aon and management, approved the changes to the peer group for 2024. The companies included in the peer group in the 2024 annual compensation review were Apellis Pharmaceuticals, Inc., Arrowhead Pharmaceuticals, Inc., Arvinas, Inc., Aurinia Pharmaceuticals Inc., Axsome Therapeutics, Inc., Biohaven Ltd., Cerevel Therapeutics Holdings Inc., Cytokinetics, Incorporated, Day One Biopharmaceuticals, Inc., Denali Therapeutics Inc., ImmunityBio, Inc., ImmunoGen, Inc., Intra-Cellular Therapies, Inc., Iovance Biotherapeutics, Inc., Karuna Therapeutics, Inc., Madrigal Pharmaceuticals, Inc., Prothena Corporation plc, Sage Therapeutics, Inc., and SpringWorks Therapeutics, Inc.

In October 2024, our Compensation Committee, with input from Aon and management, approved the changes to the peer group for 2025. The companies included in the peer group in the 2025 annual compensation review are Agios Pharmaceuticals Inc., Apellis Pharmaceuticals, Inc., Arrowhead Pharmaceuticals, Inc., Arvinas, Inc., Aurinia Pharmaceuticals Inc., Axsome Therapeutics, Inc., Biohaven Ltd., Cytokinetics, Incorporated, Day One Biopharmaceuticals, Inc., Denali Therapeutics Inc., ImmunityBio, Inc., Immunovant, Inc., Intra-Cellular Therapies, Inc., Iovance Biotherapeutics, Inc., Madrigal Pharmaceuticals, Inc., Neumora Therapeutics, Inc., Prothena Corporation plc, and SpringWorks Therapeutics, Inc.

Annual Compensation Review Process

After the end of each calendar year, we evaluate each executive officer’s performance for the completed year. Our Chief Executive Officer, with respect to each executive other than himself, prepares a written evaluation based on his evaluation of the executive and input from others within the Corporation. Our Chief Executive Officer also prepares his own self-assessment. This process leads to a recommendation by our Chief Executive Officer to our Compensation Committee with respect to each executive officer, including himself, as to:

•
the achievement of stated corporate and any individual performance goals;
•
the level of contributions made to the general management and guidance of the Corporation;
•
the recommendations for any salary increases and the recommended amount of any such salary increases;
•
the performance-based cash bonus targets for the next calendar year; and
•
whether or not stock option or stock awards should be granted and a recommended number of any such stock options and/or stock awards to be granted.

These recommendations are reviewed by our Compensation Committee and are taken into account along with input from the Board when it makes a final determination on all such matters. As noted above, our Chief Executive Officer does not have any control over setting the amount or mix of his own compensation and is not present when our Compensation Committee discusses and determines his compensation.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•
base salary;
•
annual performance-based cash bonuses;
•
time-based stock option awards, PSUs, and, starting in 2025, restricted share unit awards;
•
broad-based health benefits; and
•
severance and change of control benefits.

We do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, our Compensation Committee, after reviewing information provided by Aon and other relevant data, determines what it believes to be the appropriate level and mix of the various compensation components. We generally strive to provide our executive officers with a balance of short-term and long-term incentives to encourage consistently strong performance. Ultimately, the objective in allocating between short-term, long-term and currently paid compensation is to ensure adequate fixed compensation to attract and retain personnel, while providing incentives to maximize short-term and long-term value for the Corporation and our shareholders. Therefore, we provide cash compensation in the form of base salary to meet competitive salary norms and reward good performance on an annual basis and in the form of non-equity bonus compensation to incent and reward superior performance based on specified annual goals.

To further focus our executives on longer-term performance and the creation of shareholder value, we rely upon equity-based awards that vest over a meaningful period of time. In 2024, we granted stock options that vest over approximately four years, subject to continued service, and PSUs, which will vest (if at all) based on the achievement of certain predefined milestone-based objectives over an approximately three- or four-year performance period, as applicable. In addition to stock options and PSUs, in March 2025 our Board approved the issuance of restricted share units, which will vest over four years. Also, we provide our executive officers with benefits that are generally available to our salaried employees as well as severance entitlements to incentivize them to continue to strive to achieve shareholder value in connection with change of control situations and other uncertain events.

Base salary

We use base salaries to compensate for services rendered on a day-to-day basis and to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our executive officers are typically established through arm’s length negotiation at the time the executive is hired, taking into account the position for which the executive is being considered and the executive’s qualifications, prior experience and prior salary. None of our executive officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary.

On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer (other than with respect to his own compensation), and after consultation with our Board, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive’s responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry and among our peer group and where the executive’s salary falls in the salary range presented by that data. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board with other companies. No formulaic base salary increases are provided to our executive officers, and we do not target the base salaries of our executive officers at a specified compensation level within our peer group or other market benchmark. All of our executive officers’ base salaries are analyzed based on market data based on applicable U.S. salary ranges in U.S. dollars, with Canadian resident executive officers paid in Canadian dollars and U.S. resident executive officers paid in U.S. dollars. The base salary of our Chief Executive Officer is reviewed by our Compensation Committee annually based on the same factors and considerations.

During its annual review of our executives’ target compensation in 2024, our Compensation Committee reviewed market compensation data provided by Aon, as well as a variety of other factors as noted above, including individual performance, length of service and criticality of role, and increased the base salary for each of our NEOs, effective January 1, 2024. The table below shows the changes to the annualized base salaries of our NEOs between 2024 and 2023:

Named Executive Officer	2024 Base Salary	2023 Base Salary	% Increase
Ian Mortimer(1)	$715,000	$665,000	7.5%
Sherry Aulin(1)	510,000	465,000	9.7%
Andrea DiFabio(2)	490,000	460,000	6.5%
Christopher Kenney(2)	540,000	510,000	5.9%
Christopher Von Seggern(2)	480,000	440,000	9.1%

(1)
The U.S. dollar amount of Mr. Mortimer’s and Ms. Aulin’s semi-monthly pay are converted to Canadian dollars at the Bank of Canada exchange rate approximately five (5) days prior to each pay date and paid to Mr. Mortimer and Ms. Aulin in Canadian dollars. Their 2024 base salaries were impacted by increases observed in the market data obtained from the changes to our peer group in 2024 discussed above.
(2)
Ms. DiFabio and Dr. Kenney are, and prior to his departure from the Corporation in January 2025 Dr. Von Seggern was, employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Their 2024 base salaries were impacted by increases observed in the market data obtained from the changes to our peer group in 2024 discussed above.

Non-Equity Incentive Plan Compensation and Bonuses

We have designed our annual performance-based cash bonus program to emphasize pay-for-performance and to reward our executive officers for the achievement of specified annual corporate objectives. Each executive officer is eligible to receive an annual performance-based cash bonus, which we refer to as an annual cash bonus, in an amount equal to a percentage of his or her base salary, or bonus percentage. In March 2024, we approved the 2024 performance goals under the Executive Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the Board or a committee thereof, including to our NEOs, based upon performance goals established by the administrator. Our Compensation Committee is currently the administrator of the Incentive Compensation Plan.

The annual cash bonus is based on the achievement of corporate objectives that focus on specific research, clinical, regulatory, operational and financial milestones, with a focus on the advancement of our product candidates in pre-clinical and clinical development, the pursuit of various internal initiatives and ensuring the adequate funding of the Corporation. The corporate objectives are proposed by the Chief Executive Officer, our executive officers and other members of senior management each year in our annual operating plan that is reviewed and approved, following consultation with the Board, by our Compensation Committee, with modifications made by our Compensation Committee to the proposed corporate objectives as it deems appropriate. Following approval of the 2024 corporate objectives, no subsequent modifications were made, although additional corporate achievements outside of the corporate goals were taken into consideration by our Compensation Committee in its determination of the NEO bonus amounts for 2024. In determining whether the corporate objectives for each year have been met, our Compensation Committee takes into consideration the extent to which each specific corporate objective was achieved, including the extent to which a particular goal was exceeded, if applicable, as well as any additional objectives that were not contemplated when the corporate objectives were initially determined.

Our Compensation Committee has the authority to shift corporate objectives to subsequent fiscal years and eliminate them from the current year’s bonus determination if it determines that circumstances that were beyond the control of the executives were the primary cause of a goal being unattainable. The corporate objectives are designed to require significant effort and operational success on the part of our executives and the Corporation, but also to be achievable with hard work and dedication.

2024 Incentive Compensation Plan Payments

For 2024, our Incentive Compensation Plan provided our NEOs with an opportunity for an annual incentive compensation payment solely based on achievement of pre-established corporate objectives. Because our NEOs are in the position to influence and drive overall corporate performance and shareholder value, our Compensation Committee believes it is appropriate that all of their annual non-equity incentive payments be awarded on this basis.

Each NEO’s target award is set based on a percentage of the NEO’s base salary. On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer (other than with respect to his own compensation) and after consultation with our Board, any appropriate adjustments to the target annual incentive compensation amounts for our NEOs as a percentage of their base salary, based on the same factors and inputs as described above with respect to base salary. The target award opportunity as a percentage of base salary was increased for Mr. Mortimer, Ms. Aulin and Dr. Kenney for 2024 to better align with target bonus amounts paid by our peer group as reflected in market data provided by Aon. None of our other NEOs’ target bonus percentages were increased for 2024. Our NEOs’ target bonuses for 2024 and 2023 were as follows:

Named Executive Officer	2024 Target Award Opportunity (as a Percentage of Base Salary)	2023 Target Award Opportunity (as a Percentage of Base Salary)
Ian Mortimer	70%	60%
Sherry Aulin	45%	40%
Andrea DiFabio(1)	40%	40%
Christopher Kenney(1)	45%	40%
Christopher Von Seggern(1)	40%	40%

(1)
Ms. DiFabio and Dr. Kenney are, and prior to his departure from the Corporation in January 2025 Dr. Von Seggern was, employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc.

The following table shows the corporate objectives for our NEOs' 2024 annual bonuses and the Corporation's level of achievement of such objectives in 2024:

Corporate Objectives	Objective	Achievement
Clinical	On track for Phase 3 azetukalner epilepsy program patient randomization for X-TOLE2, X-TOLE3 and X-ACKT clinical trials	Partially Achieved
	Initiation of the first Phase 3 clinical trial, X-NOVA2, evaluating azetukalner in patients with MDD	Achieved
Pre-Clinical	Transition two discovery stage projects to nomination of development track candidate and initiation of pre-clinical studies for one development track candidate	Achieved
Business/Financial Operations	Execute against the Corporation’s capital markets plan and cash-runway objective	Achieved

In March 2024, the Compensation Committee approved the corporate goals described above for our 2024 performance-based cash bonuses. In February 2025, our Compensation Committee, with input from the Board and management, evaluated the accomplishments and performance of the Corporation relative to these 2024 corporate objectives. Our Compensation Committee considered our achievements of the clinical, pre-clinical and business/financial objectives listed above, including progress in our Phase 3 epilepsy program, our initiation of the Phase 3 X-NOVA2 clinical trial, our progress on discovery stage projects and our achievement of our capital markets and cash-runway objective, each of which our Compensation Committee viewed as key value drivers for the Corporation. Our Compensation Committee further considered the relative importance of the corporate objectives in terms of their impact to our shareholders. In addition, our Compensation Committee also reviewed and determined that a number of additional corporate achievements outside of the specified corporate objectives were successfully completed during the year, including successfully supporting substantial organizational growth, assessment of indication expansion for the azetukalner program, and preparation for commercialization. Based on these achievements and considerations, our Compensation Committee determined to award bonuses to our NEOs at 85% of target levels.

For 2024, the annual bonuses earned by our NEOs under our Incentive Compensation Plan were the following:

Named Executive Officer	Target Award Opportunity	% of Target Levels Approved	Actual Award Amount
Ian Mortimer(1)	$500,500	85%	$425,425
Sherry Aulin(1)	229,500	85%	195,075
Andrea DiFabio(2)	196,000	85%	166,600
Christopher Kenney(2)	243,000	85%	206,550
Christopher Von Seggern(2)(3)	192,000	85%	163,200

(1)
Compensation amounts for Mr. Mortimer and Ms. Aulin were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7302, which was the average Bank of Canada foreign exchange rate for the 2024 fiscal year.
(2)
Compensation amounts for Ms. DiFabio and Drs. Kenney and Von Seggern were denominated in U.S. dollars pursuant to their employment agreements with Xenon Pharmaceuticals USA Inc. The compensation amounts in the column titled “Actual Award Amount” reflect the actual U.S. dollar amounts paid to Ms. DiFabio and Drs. Kenney and Von Seggern, respectively.
(3)
Pursuant to his separation agreement, Dr. Von Seggern remained eligible to receive his 2024 annual bonus based on actual performance.

Equity Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. While we do not currently have any equity ownership guidelines for our executives, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives with those of our shareholders. Because our executive officers only receive value from stock options if the price per share of our Common Shares increases after the stock options are granted, we believe that stock options provide meaningful incentives to our executives to achieve increases in the value of our Common Shares over time. Starting with the grant of annual equity incentive awards in March 2024, in addition to time-based stock options, our Compensation Committee determined to award PSUs to our executive officers, including our NEOs, in order to more closely align pay with performance and to further align the interests of our executive officers with those of our shareholders. The PSUs granted in 2024 will vest, if at all, based on the achievement of certain predefined milestone-based objectives over an approximately three- or four-year performance period, as applicable. In addition, the vesting feature of our equity grants contributes to executive retention by providing an incentive to our executives to remain employed by us during the vesting period of the award.

We use equity awards to compensate our executive officers both in the form of initial grants in connection with the commencement of employment and generally on an annual basis thereafter. Our Compensation Committee may also make additional discretionary grants to reward an employee, for retention purposes or for other circumstances recommended by management. Typically, one quarter of the stock options that we grant to our executive officers vest on the one-year anniversary of the start date for new employee grants and the one-year anniversary of the grant date for annual grants, with, in each case, the remaining three-quarters of the stock options vesting in equal monthly installments over the next three years, generally subject to continued service with the Corporation through the applicable vesting date. Vesting rights for stock options and PSUs generally cease upon termination of employment, and exercise rights for stock options generally cease shortly after termination of employment, except in the case of mutual agreement, death or disability. Prior to the exercise of a stock option or vesting of a PSU, the holder has no rights as a shareholder with respect to the Common Shares subject to such stock option or PSU, including voting rights or the right to receive dividends or dividend equivalents.

The exercise price of stock options granted is equal to the fair market value of our Common Shares on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant.

In determining the size of the annual equity awards to our executive officers, our Compensation Committee considers recommendations developed by Aon, including information regarding comparative stock ownership of, and equity grants received by, the executives in our peer group and our industry. In addition, our Compensation Committee considers our corporate performance and our executives’ individual performance, the potential for enhancing the creation of value for our shareholders, the amount of equity previously awarded to the executives and the vesting schedule of such awards.

On March 11, 2024, our Compensation Committee approved the annual grant of equity awards to each of our NEOs. The size of the 2024 grants was based on our Compensation Committee’s review of peer group market data provided by Aon and taking into account our strong operational and stock price performance, as well as the considerations described above. Each of the 2024 stock option grants vests over approximately four years, with 25% of the stock options vesting on January 1, 2025, and the remaining 75% vesting in equal monthly installments over the following three years, subject to continued service with us. Each of the 2024 PSU grants is eligible to vest based on the achievement of certain predefined milestone-based objectives over an approximately three- or four-year performance period, as applicable, subject to continued employment through the date such achievement is determined by our Board or our Compensation Committee.

For 2024, the annual equity awards granted to our NEOs were the following:

Named Executive Officer	Number of Shares Underlying Stock Options	PSUs
Ian Mortimer	250,000	40,000
Sherry Aulin	100,000	15,000
Andrea DiFabio	100,000	15,000
Christopher Kenney	100,000	15,000
Christopher Von Seggern	100,000	15,000

Benefits and Other Compensation

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance, long term disability insurance, paramedical coverage and contributions equivalent to 5% of base salary intended for retirement savings. All of our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Certain of our executive officers are also entitled to supplemental long-term disability insurance and critical illness insurance coverage that is not available to other employees of the Corporation. Our Compensation Committee in its discretion may revise, amend or add to the executive officer’s benefits and perquisites if it deems it advisable.

Retirement and Pension Benefits

We provide our employees with contributions of up to 5% of their base salary intended for retirement savings, including contributions to an RRSP, a Canadian retirement plan with features similar to a 401(k) plan, for our employees in Canada, or to a 401(k) plan for employees in the United States. All of our currently employed NEOs are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Other than the RRSP and the 401(k) plan, we do not provide any qualified or non-qualified or deferred compensation benefits to our employees, including our NEOs.

Executive Employment Arrangements

We have entered into an employment agreement with each of our currently employed NEOs with the oversight and approval of our Compensation Committee. Each of these employment agreements was negotiated by the Corporation with the applicable NEO, and contains terms intended to attract, retain and motivate our NEOs. These employment agreements have no specified term. The agreements set forth the terms and conditions of employment of each NEO, including initial base salary, initial target annual bonus percentage, standard employee benefit plan participation, and an initial stock option grant and the terms of vesting of the initial stock option grant. A summary of the material terms of these agreements is provided below under “Executive Employment and Consulting Agreements.”

Severance and Change of Control Benefits

Pursuant to the employment agreements we have entered into with our NEOs, our currently employed NEOs are entitled to specified benefits in the event of the termination of their employment under specified circumstances. We believe that providing these benefits helps us compete for executive talent. In addition, we believe that these protections are necessary to provide our valuable executives with incentives to forego other employment opportunities and remain employed with us and to maintain continued focus and dedication to their responsibilities to maximize shareholder value, including if there is a potential transaction that could involve a change of control. After reviewing the practices of companies represented in the compensation peer group, we believe that our severance and change of control benefits are generally in-line with severance packages offered to executives of the companies in our peer group. In addition, these protections are available only if the NEOs execute and do not revoke a general release of claims in our favor, which is an important benefit for the Corporation. Please refer to the section of this Circular captioned “Executive Compensation — Potential Payments upon Termination or Change in Control” for a more detailed discussion of these benefits, including the benefits that Dr. Von Seggern received in connection with his termination under the terms of his employment agreement with the Corporation.

Limits on Hedging and Pledging

As part of our insider trading policy, all employees, including executive officers, and members of our Board are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Corporation’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Corporation securities. Stock options, share appreciation rights, other securities issued pursuant to Corporation benefit plans or other compensatory arrangements with the Corporation, and broad-based index options, futures or baskets are not subject to this prohibition. Our insider trading policy also prohibits certain types of pledges of our securities by certain of our employees, including executive officers and members of our Board, specifically holding our securities in margin accounts or pledging our securities as collateral for a loan.

Clawback Policy

In compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, in November 2023, our Board adopted the Xenon Pharmaceuticals Inc. Clawback Policy (the “Clawback Policy”), which covers our current and former executive officers. Under the Clawback Policy, if the Corporation is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, certain incentive-based compensation paid or awarded to covered executives will be subject to reduction and/or repayment if the amount of such compensation was calculated based on the achievement of financial results that were the subject of the restatement and the amount of such compensation that would have been received by the covered executives had the financial results been properly reported would have been lower than the amount actually awarded.

Policies and Practices Related to the Timing of Equity Grants

We generally grant annual equity-based awards, including stock options, to our executive officers in March of each year, in connection with our annual compensation review process, although the exact timing may change from year to year. Our Compensation Committee and/or our Board may also grant equity awards, including stock options, at different times of the year for new hires. Neither our Compensation Committee nor our Board grants equity awards in anticipation of the release of material non-public information, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Risk Considerations in Our Compensation Program

Our Compensation Committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across the Corporation. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on the Corporation. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks. We believe that our current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives, including the following:

•
annual establishment of corporate objectives for our performance-based cash bonus programs for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;
•
the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests;
•
PSU awards vest based on the achievement of key corporate objectives that we believe will create shareholder value; and

•
stock option awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section captioned “Compensation Discussion and Analysis” that appears in this Circular with management and, based on such review and discussion, the Compensation Committee has recommended to our Board that this “Compensation Discussion and Analysis” section be included in this Circular and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted by the members of the Compensation Committee of the Board:

The Compensation Committee
Mr. Justin Gover (Chair)
Mr. Patrick Machado
Dr. Gary Patou

Summary Compensation Table

The table below sets forth compensation awarded to, earned by or paid to our NEOs for the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022:

Name and Principal Position	Year	Salary(1)	Bonus		Option Awards(2)	Stock Awards(3)	Non-equity Incentive Plan Compensation(1)(4)	All Other Compensation(1)		Total
Ian Mortimer	2024	$714,589	$—		$7,723,659	$887,400	$425,425	$44,274	(6)	$9,795,347
President and Chief Executive Officer	2023	666,018	1,593	(5)	9,051,114	—	359,650	39,454	(6)	10,117,829
	2022	594,669	—		8,254,844		343,422	35,669	(6)	9,228,604
Sherry Aulin	2024	509,717	—		3,089,463	332,775	195,075	37,858	(7)	4,164,888
Chief Financial Officer	2023	465,678	—		2,858,246	—	167,644	31,477	(7)	3,523,045
	2022	425,284	—		2,579,639	—	178,619	29,317	(7)	3,212,859
Andrea DiFabio(8)	2024	490,000	—		3,089,463	332,775	166,600	25,652	(9)	4,104,490
Chief Legal Officer and Corporate Secretary	2023	460,000	—		1,071,842	—	165,600	23,720	(9)	1,721,162
	2022	68,365	100,000	(10)	3,352,440	—	28,713	3,432	(9)	3,552,950
Christopher Kenney(8)	2024	540,000	—		3,089,463	332,775	206,550	28,152	(11)	4,196,940
Chief Medical Officer	2023	510,000	—		2,858,246	—	183,600	26,220	(11)	3,578,066
	2022	465,000	—		2,579,639	—	195,300	23,918	(11)	3,263,857
Christopher Von Seggern(8)	2024	480,000	—		3,089,463	332,775	163,200	25,152	(12)	4,090,590
Chief Commercial Officer	2023	440,000	—		2,143,685	—	158,400	22,720	(12)	2,764,805
	2022	420,000	—		2,063,711	—	176,400	21,668	(12)	2,681,779

(1)
Compensation amounts for Mr. Mortimer and Ms. Aulin were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rates used for such conversions were 0.7302, 0.7410, and 0.7692, which were the average Bank of Canada foreign exchange rates for the 2024, 2023 and 2022 fiscal years, respectively.
(2)
Represents the aggregate grant date fair value of stock options granted in each of 2024, 2023 and 2022. These amounts have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and SEDAR+.
(3)
Represents the aggregate grant date fair value of PSUs granted in 2024. These amounts have been computed in accordance with FASB ASC Topic 718, based on the Corporation’s closing market price per share on the grant date and based upon the probable outcome of the performance conditions at the time of grant. The grant date fair value of PSUs granted in 2024 assuming maximum achievement of the performance conditions would be $1,774,800 for Mr. Mortimer and $665,550 for each of Ms. Aulin, Ms. DiFabio, Dr. Kenney, and Dr. Von Seggern. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and SEDAR+.
(4)
The amount represents payments earned in 2024, 2023 and 2022 under the Incentive Compensation Plan (in 2024 and 2023), and under the 2022 Non-Equity Incentive Plan, which were paid in March 2025, March 2024 and March 2023, respectively, as discussed, with respect to payments earned in 2024, under the section of this Circular captioned “Non-Equity Incentive Plan Compensation and Bonuses.”
(5)
The amount represents a tenure award received by Mr. Mortimer for the achievement of 10 years of service pursuant to a company-wide tenure recognition program.
(6)
Of the total amount for 2024, (i) $816 represents life insurance premiums through our group extended benefit plan, (ii) $7,729 represents other insurance premiums, and (iii) $35,729 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $573 represents life insurance premiums through our group extended benefit plan, (ii) $5,580 represents other insurance premiums, and (iii) $33,301 represents contributions intended for retirement savings. Of the total amount for 2022, (i) $505 represents life insurance premiums through our group extended benefit plan, (ii) $5,430 represents other insurance premiums, and (iii) $29,734 represents contributions intended for retirement savings.
(7)
Of the total amount for 2024, (i) $816 represents life insurance premiums through our group extended benefit plan, (ii) $11,556 represents other insurance premiums, and (iii) $25,486 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $573 represents life insurance premiums through our group extended benefit plan, (ii) $7,620 represents other insurance premiums, and (iii) $23,284 represents contributions intended for retirement savings. Of the total amount for 2022, (i) $505 represents life insurance premiums through our group extended benefit plan, (ii) $7,548 represents other insurance premiums, and (iii) $21,264 represents contributions intended for retirement savings.

(8)
Ms. DiFabio and Dr. Kenney are, and prior to his departure from the Corporation in January 2025 Dr. Von Seggern was, employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Ms. DiFabio joined the Corporation as Chief Legal Officer and Corporate Secretary in November 2022, Dr. Kenney joined the Corporation as Chief Medical Officer in August 2021 and Dr. Von Seggern joined the Corporation as Chief Commercial Officer in July 2020. Compensation amounts, except amounts in the columns titled “Option Awards” and “Stock Awards,” reflect the actual U.S. dollar amounts paid to Ms. DiFabio and Drs. Kenney and Von Seggern, respectively.
(9)
Of the total amount for 2024, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $24,500 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $720 represents life insurance premiums through our group extended benefit plan, and (ii) $23,000 represents contributions intended for retirement savings. Of the total amount for 2022, (i) $14 represents life insurance premiums through our group extended benefit plan, and (ii) $3,418 represents contributions intended for retirement savings.
(10)
Ms. DiFabio received a one-time start bonus of $100,000 upon joining the Corporation as Chief Legal Officer and Corporate Secretary in November 2022.
(11)
Of the total amount for 2024, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $27,000 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $720 represents life insurance premiums through our group extended benefit plan, and (ii) $25,500 represents contributions intended for retirement savings. Of the total amount for 2022, (i) $668 represents life insurance premiums through our group extended benefit plan, and (ii) $23,250 represents contributions intended for retirement savings.
(12)
Of the total amount for 2024, (i) $1,152 represents life insurance premiums through our group extended benefit plan, and (ii) $24,000 represents contributions intended for retirement savings. Of the total amount for 2023, (i) $720 represents life insurance premiums through our group extended benefit plan, and (ii) $22,000 represents contributions intended for retirement savings. Of the total amount for 2022, (i) $668 represents life insurance premiums through our group extended benefit plan, and (ii) $21,000 represents contributions intended for retirement savings.

Grants of Plan-Based Awards in Fiscal Year 2024

The following table presents information regarding grants of plan-based awards during 2024 to our NEOs:

	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards:	Estimated Future Payouts under Equity Incentive Plan Awards		All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name		Target ($)(1)	Threshold (#)(2)	Target (#)(2)
Ian Mortimer	—	$500,500	—	—	—	$—	$—
	3/11/2024	—	—	—	250,000	44.37	7,723,659
	3/11/2024	—	20,000	40,000	—	—	887,400
Sherry Aulin	—	229,500	—	—	—	—	—
	3/11/2024	—	—	—	100,000	44.37	3,089,463
	3/11/2024	—	7,500	15,000	—	—	332,775
Andrea DiFabio(6)	—	196,000	—	—	—	—	—
	3/11/2024	—	—	—	100,000	44.37	3,089,463
	3/11/2024	—	7,500	15,000	—	—	332,775
Christopher Kenney(6)	—	243,000	—	—	—	—	—
	3/11/2024	—	—	—	100,000	44.37	3,089,463
	3/11/2024	—	7,500	15,000	—	—	332,775
Christopher Von Seggern(6)	—	192,000	—	—	—	—	—
	3/11/2024	—	—	—	100,000	44.37	3,089,463
	3/11/2024	—	7,500	15,000	—	—	332,775

(1)
Represents the target amount of each NEO’s annual bonus under our 2024 Incentive Compensation Plan as described under “Executive Compensation — Compensation Discussion and Analysis — Non-Equity Incentive Plan Compensation and Bonuses” above. Actual bonus payments made for 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column in the

Summary Compensation Table. As there were no threshold or maximum amounts with respect to these 2024 annual bonuses for our NEOs, the columns “Threshold ($)” and “Maximum ($)” are inapplicable and therefore have been omitted from this table.
(2)
PSUs awarded will vest, if at all, based on the achievement of certain predefined milestone-based objectives established by the Compensation Committee and described in the section of this Circular captioned “Executive Compensation — Compensation Discussion and Analysis — Equity Incentive Awards”. 50% of the PSUs are eligible to vest based on the achievement of each of two specified milestone-based objectives. As there were no maximum amounts with respect to PSUs granted in 2024, the column “Maximum (#)” is inapplicable and therefore has been omitted from this table.
(3)
Options awarded with time-based vesting criteria established by the Compensation Committee and described in the section of this Circular captioned “Executive Compensation — Compensation Discussion and Analysis — Equity Incentive Awards”.
(4)
The exercise price of these stock options is equal to the closing price of our Common Shares as reported on Nasdaq on the grant date.
(5)
Represents the aggregate grant date fair value of PSUs and stock options granted. The amounts related to PSUs have been computed in accordance with FASB ASC Topic 718, based on the Corporation’s closing market price per share on the grant date based upon the probable outcome of the performance conditions at the time of grant. The amount related to stock options have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and SEDAR+. See footnotes (2) and (3) to the Summary Compensation Table.
(6)
Ms. DiFabio and Dr. Kenney are, and, prior to his departure from the Corporation in January 2025, Dr. Von Seggern was, employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning all equity awards held by our NEOs as of December 31, 2024:

	Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Vesting Commencement Date	Exercisable		Unexercisable		Option Exercise Price ($/share)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ian Mortimer	1/1/2015	55,000	(1)	—		17.76	3/16/2025
	12/18/2015	25,000	(1)	—		7.69	12/17/2025
	1/1/2016	40,000	(1)	—		7.49	3/10/2026
	1/1/2017	75,000	(1)	—		8.40	3/12/2027
	10/23/2017	25,000	(1)	—		3.10	10/22/2027
	1/1/2018	105,000	(1)	—		4.75	3/11/2028
	9/16/2019	135,000	(2)	—		9.44	9/15/2029
	1/1/2020	145,000	(1)	—		11.58	3/11/2030
	1/1/2021	100,000	(1)	—		20.55	3/11/2031
	6/3/2021	111,979	(1)	13,021	(1)	18.56	6/2/2031
	1/1/2022	300,000	(1)	100,000	(1)	30.01	3/9/2032
	1/1/2023	190,000	(1)	190,000	(1)	34.18	3/9/2033
	1/1/2024	—		250,000	(1)	44.37	3/10/2034
	3/11/2024							40,000	(3)	$1,568,000	(4)
Sherry Aulin	1/1/2020	6,000	(1)	—		11.58	3/11/2030
	1/1/2021	22,000	(1)	—		20.55	3/11/2031
	6/3/2021	89,583	(1)	10,417	(1)	18.56	6/2/2031
	1/1/2022	93,750	(1)	31,250	(1)	30.01	3/9/2032
	1/1/2023	60,000	(1)	60,000	(1)	34.18	3/9/2033
	1/1/2024	—		100,000	(1)	44.37	3/10/2034
	3/11/2024							15,000	(3)	$588,000	(4)
Andrea DiFabio	11/7/2022	73,125	(1)	61,875	(1)	34.77	11/6/2032
	1/1/2023	22,500	(1)	22,500	(1)	34.18	3/9/2033
	1/1/2024	—		100,000	(1)	44.37	3/10/2034
	3/11/2024							15,000	(3)	$588,000	(4)
Christopher Kenney	8/23/2021	128,125	(1)	21,875	(1)	16.64	8/22/2031
	1/1/2022	93,750	(1)	31,250	(1)	30.01	3/9/2032
	1/1/2023	60,000	(1)	60,000	(1)	34.18	3/9/2033
	1/1/2024	—		100,000	(1)	44.37	3/10/2034
	3/11/2024							15,000	(3)	$588,000	(4)
Christopher Von Seggern	8/17/2020	100,000	(1)	—		11.27	8/16/2030
	1/1/2021	60,000	(1)	—	(1)	20.55	3/11/2031
	1/1/2022	75,000	(1)	25,000	(1)	30.01	3/9/2032
	1/1/2023	45,000	(1)	45,000	(1)	34.18	3/9/2033
	1/1/2024	—		100,000	(1)	44.37	3/10/2034
	3/11/2024							15,000	(3)	$588,000	(4)

(1)
Stock options vest as follows: 25% of the stock options vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the following three years, generally subject to continued service with the Corporation.
(2)
Stock options vest over three years in equal monthly installments, generally subject to continued service with the Corporation.

(3)
PSUs are eligible to vest based on the achievement of certain predefined milestone-based objectives over an approximately three- or four-year performance period, as applicable, subject to continued employment through the date such achievement is determined by our Board or our Compensation Committee. The PSU awards fully vest upon a change of control of the Corporation. The number of shares reported in the table assumes that the milestone-based objectives will be achieved in full.
(4)
Market values are based on a price of $39.20 per share, the closing market price of our Common Shares on December 31, 2024 (the last trading day of 2024).

Option Exercises and Stock Vested

The following table presents information concerning the exercise of options during 2024 by our NEOs (with the reported value for exercised options based on the market price on the applicable exercise date less the applicable exercise price). None of our NEOs had stock awards vest during 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ian Mortimer	—	$—	—	$—
Sherry Aulin	25,334	770,996	—	—
Andrea DiFabio	—	—	—	—
Christopher Kenney	—	—	—	—
Christopher Von Seggern	—	—	—	—

Pension Benefits and Nonqualified Deferred Compensation

None of our NEOs participated in or received benefits from a pension plan or from a nonqualified deferred compensation plan during fiscal year 2024 or prior years.

Executive Employment and Consulting Arrangements

Mr. Ian Mortimer

Effective in June 2021, Mr. Mortimer began serving as our President and Chief Executive Officer. Mr. Mortimer’s current employment agreement, entered into in January 2021 in connection with his appointment as our President and Chief Executive Officer, is for an indefinite term. Mr. Mortimer’s current base salary is $785,800 (increased from $715,000 for 2024) and his current target annual incentive payment remains at 70% of his base salary. The U.S. dollar amount of Mr. Mortimer’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate approximately five (5) days prior to each pay date and paid to Mr. Mortimer in Canadian dollars. Additionally, his employment agreement provides for severance benefits if Mr. Mortimer’s employment is terminated without cause or he resigns for good reason in connection with a change of control, or if his employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Mr. Mortimer under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Ms. Sherry Aulin

Effective in June 2021, Ms. Aulin began serving as our Chief Financial Officer. Ms. Aulin’s current employment agreement, entered into in January 2021 in connection with her appointment as our Chief Financial Officer, is for an indefinite term. Ms. Aulin’s current annual base salary is $535,000 (increased from $510,000 for 2024), and her target annual incentive payment for 2024 was 45% of her base salary. The U.S. dollar amount of Ms. Aulin’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate approximately five (5) days prior to each pay date and paid to Ms. Aulin in Canadian dollars. Additionally, her employment agreement provides for severance benefits if Ms. Aulin’s employment is terminated without cause or she resigns for good reason in connection with a change of control, or if her employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Ms. Aulin under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below. Ms. Aulin notified the Corporation on February 24, 2025 of her decision to resign effective June 30, 2025. In connection with her resignation, we entered into a consulting agreement with Ms. Aulin, pursuant to which she will provide consulting services to the Corporation from July 1, 2025 through August 31, 2025. While Ms. Aulin provides consulting services to the Corporation, she will receive cash compensation at an hourly rate generally consistent with her base salary rate in effect at the time of her termination of employment, and her outstanding equity awards will continue to vest in accordance with their terms. Ms. Aulin will not receive any severance payments or benefits in connection with her resignation.

Ms. Andrea DiFabio

We entered into an employment agreement in November 2022 with Ms. DiFabio, our Chief Legal Officer and Corporate Secretary. The employment agreement is for an indefinite term. Ms. DiFabio’s current annual base salary is $510,000 (increased from $490,000 for 2024), and her current target annual incentive payment is 45% of her base salary (increased from 40% for 2024). Additionally, her employment agreement provides for severance benefits if Ms. DiFabio’s employment is terminated without cause or she resigns for good reason in connection with a change of control, or if her employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Ms. DiFabio under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Dr. Christopher Kenney

We entered into an employment agreement in August 2021 with Dr. Kenney, our Chief Medical Officer. The employment agreement is for an indefinite term. Dr. Kenney’s current annual base salary is $565,000 (increased from $540,000 for 2024), and his current target annual incentive payment remains at 45% of his base salary. Additionally, his employment agreement provides for severance benefits if Dr. Kenney’s employment is terminated without cause or he resigns for good reason in connection with a change of control, or if his employment is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Dr. Kenney under such circumstances, please see the section captioned “Potential Payments upon Termination or Change in Control” below.

Dr. Christopher Von Seggern

Prior to his termination of employment in January 2025, we were party to an employment agreement with Dr. Von Seggern, our former Chief Commercial Officer. The employment agreement was for an indefinite term. For 2024, Dr. Von Seggern’s annual base salary was $480,000, and his target annual incentive payment was 40% of his base salary.Additionally, his employment agreement provided for severance benefits if Dr. Von Seggern’s employment was terminated without cause or he resigned for good reason in connection with a change of control, or if his employment was terminated without cause not in connection with a change of control. Dr. Von Seggern’s employment with the Corporation terminated effective January 17, 2025. In connection with his termination of employment in January 2025, we entered into a separation agreement with Dr. Von Seggern, pursuant to which he received certain payments and benefits. For details regarding the Corporation’s obligations to Dr. Von Seggern pursuant to his employment agreement under such circumstances, as well as a description of the actual payments and benefits Dr. Von Seggern received in connection with his termination of employment in January 2025, please see the section captioned “Potential Payments upon Termination or Change in Control” below. In connection with his termination of employment, we also entered into a consulting agreement with Dr. Von Seggern, pursuant to which he will be available to provide consulting services to the Corporation through May 1, 2025. In exchange for providing any such services to the Corporation, Dr. Von Seggern will receive cash compensation at an hourly rate generally consistent with his base salary rate in effect at the time of his termination of employment, and his outstanding equity awards will continue to vest in accordance with their terms.

Potential Payments upon Termination or Change in Control

We entered into the above-described employment agreements with Mr. Mortimer and Ms. Aulin in January 2021, with Ms. DiFabio in November 2022, with Dr. Kenney in August 2021 and with Dr. Von Seggern in July 2020. Each of the employment agreements with our currently employed NEOs provides, and prior to his termination of employment, the employment agreement with Dr. Von Seggern provided, that if we terminate the applicable NEO’s employment without cause (or in the cases of Ms. DiFabio, Dr. Kenney and Dr. Von Seggern, “Cause” as such term is defined in the NEO’s employment agreement) outside of the period beginning three months before a Change of Control (as such term is defined in the NEO’s employment agreement) and ending 12 months after the Change of Control (such period, the “change of control period”), we will provide, in exchange for and conditional upon receipt of a full and final release of all claims (except to the extent such payments or benefits are required by applicable law), (i) in the cases of Mr. Mortimer and Ms. Aulin, a working notice of termination (in which case all terms and conditions of employment including compensation and benefits, subject to the applicable insurer’s terms of coverage, will continue), base salary continuance, a lump sum payment of base salary, or an equivalent combination of any of the foregoing, in the amount of 12 months plus 1 additional month for every 1 year of consecutive service (up to a combined maximum of 18 months) (the “Payment Period”), with the amount of notice and/or payment in excess of the amount to which the NEO is entitled under the British Columbia Employment Standards Act (the “Statutory Notice”) conditional upon the NEO signing and returning a full and final release of all claims, and in the cases of Ms. DiFabio, Dr. Kenney and Dr. Von Seggern, a lump sum severance payment equal to the NEO’s base salary for the Payment Period; (ii) in the cases of Mr. Mortimer and Ms. Aulin, continued coverage for the NEO under our group benefits insurance, or payment of the cost of monthly premiums under our group benefits insurance, until the Payment Period ends or the date on which the NEO commences full-time employment; (iii) payment to the NEO of a pro-rated portion of his or her Average Bonus (as defined below); (iv) payment to the NEO of an amount equal to the contributions for retirement savings that we would have paid on his or her behalf for the Payment Period; (v) in the case of Mr. Mortimer, continued exercisability of stock options granted under our Stock Option Plan for up to three months following the end of the Payment Period; and (vi) continued vesting of stock options and other deferred compensation granted under our Amended and Restated 2014 Plan or any subsequent incentive compensation plan for three months following the date the NEO’s employment terminates and continued exercisability of such options and deferred compensation for up to six months following termination of employment. “Average Bonus” means an amount that is (x) the sum of the annual bonus awards (expressed as a percentage of the applicable year’s base salary) that the NEO earned in each of the three completed calendar years preceding the date the NEO’s employment terminates, divided by (y) three, and multiplied by (z) the NEO’s base salary at the time his or her employment terminates. If the NEO has been employed for more than one but fewer than three years, then the Average Bonus will be calculated based on the applicable number of completed calendar years prior to the date the NEO’s employment terminates.

If, during the change of control period, the NEO’s employment is terminated without cause (or, in the cases of Ms. DiFabio, Dr. Kenney and Dr. Von Seggern, “Cause” as such term is defined in the NEO’s employment agreement) or the NEO resigns for Good Reason (as such term is defined in the NEO’s employment agreement), we will, in exchange for and conditional upon receipt of a full and final release of all claims, (i) pay the NEO a lump sum amount equal to his or her base salary for the Payment Period (or in the case of Mr. Mortimer, for 24 months), (ii) pay the NEO 100% of his or her applicable target annual bonus, (iii) pay the NEO an amount equal to the contributions for retirement savings that we would have paid on his or her behalf for the Payment Period (or in the case of Mr. Mortimer, for 24 months), (iv) fully accelerate the vesting of all of the NEO’s unvested stock options and other deferred compensation awards (including restricted share units and other equity or equity-based awards), (v) in the case of Mr. Mortimer, provide for the continued exercisability of his stock options and awards granted under our Stock Option Plan for 90 days from the end of the Payment Period, (vi) provide for the continued exercisability of the NEO’s stock options and awards granted under our Amended and Restated 2014 Plan or any subsequent deferred compensation plan for the longer of (A) six months from the termination of the NEO’s employment or (B) the period stipulated in the applicable plan or grant, and (vii) in the cases of Mr. Mortimer and Ms. Aulin, arrange for continued coverage for the NEO under our group benefits insurance, or payment of the cost of monthly premiums under our group benefits insurance, until the end of the Payment Period (or in the case of Mr. Mortimer, for the 24-month period after the termination of his employment) or until the NEO commences full-time employment.

In connection with Dr. Von Seggern’s termination of employment in January 2025, we entered into a separation agreement with Dr. Von Seggern pursuant to which he received severance payments and benefits consistent with the terms of his employment agreement, as described above, as well as payment of his 2024 annual bonus based on actual performance.

The following table describes the potential payments and benefits that would have been provided to our NEOs in the circumstances described below, assuming that the triggering event took place on December 31, 2024, which was the last day of our fiscal year. It does not reflect the actual amounts our NEOs received or may receive as a result of their termination of employment subsequent to December 31, 2024, including Dr. Von Seggern and Ms. Aulin.

Compensation and Benefits	Termination Without Cause Not in Connection With or Following A Change of Control	Termination Without Cause or Resignation for Good Reason in Connection With or Following A Change of Control	Change of Control
Ian Mortimer
Salary	$1,072,500	$1,430,000	$—
Non-equity incentive plan	408,146	500,500	—
Stock and option awards with accelerated vesting(1)	—	3,709,553	1,568,000
Other benefits(2)	67,502	90,003	—
Total	1,548,148	5,730,056	1,568,000
Sherry Aulin
Salary	765,000	765,000	—
Non-equity incentive plan	197,625	229,500	—
Stock and option awards with accelerated vesting(1)	—	1,391,394	588,000
Other benefits(2)	55,634	55,634	—
Total	1,018,259	2,441,528	588,000
Andrea DiFabio
Salary	571,667	571,667	—
Non-equity incentive plan	171,500	196,000	—
Stock and option awards with accelerated vesting(1)	—	975,056	588,000
Other benefits(2)	80,824	80,824	—
Total	823,991	1,823,547	588,000
Christopher Kenney
Salary	675,000	675,000	—
Non-equity incentive plan	209,250	243,000	—
Stock and option awards with accelerated vesting(1)	—	1,669,888	588,000
Other benefits(2)	89,722	89,722	—
Total	973,972	2,677,610	588,000
Christopher Von Seggern
Salary	640,000	640,000	—
Non-equity incentive plan	179,200	192,000	—
Stock and option awards with accelerated vesting(1)	—	1,043,650	588,000
Other benefits(2)	91,704	91,704	—
Total	910,904	1,967,354	588,000

(1)
The value of stock and option awards with accelerated vesting represents the value of ‘in-the-money’ unvested stock options and PSUs, as applicable, calculated by multiplying the number of Common Shares subject to acceleration (which assumes acceleration at 100% of the underlying Common Shares for PSUs) by $39.02, the closing market price of our Common Shares on December 31, 2024 (the last trading day of 2024) less the applicable exercise price in the case of stock options.
(2)
Represents the value of continued coverage for group benefits insurance or health care benefits and contributions for retirement savings that we would have paid on the NEO’s behalf for the Payment Period (or in the case of Mr. Mortimer with respect to such benefits provided upon a qualifying termination in connection with or following a change of control, for the 24-month period after the termination of his employment).

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Ian Mortimer, our Chief Executive Officer, for 2024 (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.

Measurement Date

We identified the median employee using our employee population on December 31, 2024 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis, but excluding our Chief Executive Officer ).

Consistently Applied Compensation Measure (CACM)

Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee: (a) annual base salary for full-time or part-time employees or the hourly rate multiplied by actual hours worked for hourly employees, (b) target annual cash incentive, and (c) the grant date fair value of any equity awards granted during 2024. In identifying the median employee, we converted compensation amounts paid in Canadian dollars based on the average Bank of Canada U.S. dollar per Canadian dollar foreign exchange rate for the 2024 fiscal year, which was 0.7302. We annualized the compensation value of employees that joined the Corporation during 2024 (other than temporary or seasonal employees), but did not make any cost-of-living adjustments.

Methodology and Pay Ratio

After applying our CACM method, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual total direct compensation in accordance with the requirements of the Summary Compensation Table. Our median employee compensation in 2024 as calculated using Summary Compensation Table requirements was $269,373. Mr. Mortimer’s total annual compensation as reported in the Summary Compensation Table was $9,795,347. Therefore, our CEO Pay Ratio for 2024 is approximately 36:1.

Our CEO Pay Ratio is influenced by the percentage of our employee population based in Canada, because employees in Canada generally have lower average compensation than employees in the U.S., and is impacted by foreign exchange translation of the Canadian dollar. As of December 31, 2024, approximately 57% of our employee population was based in Canada and 43% of our employee population was based in the U.S. In addition, Mr. Mortimer’s total annual compensation for 2024 of $9,795,347 was inclusive of an option award and a PSU award, which had an aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 of $8,611,059. Each of Mr. Mortimer’s option award and PSU award was approved by the Board following review of benchmark data which showed that Mr. Mortimer’s compensation package was within the competitive market range for his skills, experience and demonstrated success leading organizations in the biopharmaceutical industry.

This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither our Compensation Committee nor management used the CEO Pay Ratio measure in making compensation decisions.

Supplemental Ratio. In addition to the information above, we have also calculated the ratio of the base salary of our Chief Executive Officer as compared to the annual base salary of our median employee. In calculating the annual base salary of our median employee, we used the applicable methodology listed above. For fiscal 2024, the annual base salary of our median employee was $172,500, and the annual base salary of our Chief Executive Officer, as reported in the Summary Compensation Table, was $714,589. Based on this information, the ratio of the annual base salary of our Chief Executive Officer to the annual base salary of our median employee was approximately 4:1. Neither our Compensation Committee nor management used this ratio to make compensation decisions.

Pay versus Performance

The following table reports the compensation of our Chief Executive Officer (our Principal Executive Officer, or “PEO”) and the average compensation of the other Named Executive Officers (“Other NEOs”) as reported in the Summary Compensation Table in our proxy statements for the past five years, as well as their “compensation actually paid” (“CAP”), as calculated pursuant to the requirements of Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to our PEOs or Other NEOs during the applicable year and were not considered by our Compensation Committee at the time it made decisions with respect to our PEOs’ or Other NEOs’ compensation.

As described in more detail in the section of this Circular titled “Compensation Discussion and Analysis,” our performance-based incentive compensation is generally tied to the Corporation’s strategic and operational objectives, and we did not use financial measures to link executive compensation to our financial performance in the applicable years reported below. Accordingly, we have not included any “Company Selected Measure” or provided a tabular list of financial performance measures.

							Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO - Ian Mortimer(1)	Compensation Actually Paid to PEO - Ian Mortimer(2)(3)	Summary Compensation Table Total for PEO - Simon Pimstone(1)	Compensation Actually Paid to PEO - Simon Pimstone(2)(3)	Average Summary Compensation Table Total for Other NEOs(4)	Average Compensation Actually Paid to Other NEOs(2)(3)	Xenon TSR(5)	Peer Group TSR(6)	Net Loss (in thousands)(7)
2024	$9,795,347	$4,354,520	N/A	N/A	$4,139,227	$2,300,677	$299	$114	$234,330
2023	10,117,829	13,866,708	N/A	N/A	3,059,837	4,111,123	351	115	182,393
2022	9,228,604	13,947,116	N/A	N/A	3,177,945	3,664,432	301	111	125,373
2021	3,894,997	8,160,743	$4,116,416	$9,969,831	1,971,967	3,759,699	238	125	78,882
2020	N/A	N/A	2,941,911	3,958,576	1,444,912	1,835,688	117	126	28,837

(1)
Mr. Mortimer served as our President and Chief Financial Officer for the year 2020 and through June 2, 2021, and has served as our President and Chief Executive Officer since June 3, 2021. Dr. Pimstone served as our Chief Executive Officer for the year 2020 and through June 2, 2021. The amounts reported in these columns represent the amounts of total compensation reported in the “Total” column of the Summary Compensation Table in each applicable year for the applicable PEO. Compensation amounts paid to our PEOs were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7302, 0.7410, 0.7692, 0.7980 and 0.7461, which were the average Bank of Canada foreign exchange rates for the 2024, 2023, 2022, 2021 and 2020 fiscal years, respectively.
(2)
The Summary Compensation Table totals reported for the PEOs and the average of the Other NEOs for each year were subject to the following adjustments in accordance with Item 402(v)(2) (iii) of Regulation S-K to calculate “compensation actually paid”:

	2024		2023		2022		2021			2020
	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	PEO - Simon Pimstone	Average for Other NEOs	PEO - Simon Pimstone	Average for Other NEOs
Summary Compensation Table Total	$9,795,347	$4,139,227	$10,117,829	$3,059,837	$9,228,604	$3,177,945	$3,894,997	$4,116,416	$1,971,967	$2,941,911	$1,444,912
Adjustments
Deduction for amounts reported under "Option Awards" and "Stock Awards" in the Summary Compensation Table	(8,611,059)	(3,422,238)	(9,051,114)	(2,411,645)	(8,254,844)	(2,643,857)	(2,937,835)	(3,104,921)	(1,608,715)	(2,154,135)	(807,801)
Year-end fair value of option and stock awards granted during year that remained unvested as of last day of year	6,702,262	2,661,305	12,261,591	3,267,069	11,554,862	2,527,625	5,223,454	5,133,746	3,249,254	2,989,052	1,120,894
Change in fair value from last day of prior year to last day of year of unvested option and stock awards	(2,315,305)	(704,409)	982,419	343,908	1,263,011	478,051	1,479,078	2,919,034	111,424	305,345	125,819
Change in fair value (as of vesting date from prior year end) of prior years' option and stock awards that vested during the year	(1,216,725)	(373,208)	(444,017)	(148,046)	155,483	124,668	501,049	905,556	35,769	(123,597)	(48,136)
Compensation Actually Paid	$4,354,520	$2,300,677	$13,866,708	$4,111,123	$13,947,116	$3,664,432	$8,160,743	$9,969,831	$3,759,699	$3,958,576	$1,835,688

(3)
For purposes of calculating the CAP to each PEO and the average CAP to our Other NEOs, compensation related to option awards was remeasured using a Black-Scholes option pricing model as of the applicable year-end date or, in the case of vested options, the vesting date. The Black-Scholes option pricing model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility, and the expected risk-free rate, and the assumptions we used for these variables are as follows:

Year Ended December 31,
	2024	2023	2022	2021	2020
Expected term (in years)	4.58 – 6.63	4.69 – 6.72	5.36 – 6.94	4.67 – 7.21	4.77 – 7.32
Volatility	59.38% – 64.90%	63.73% – 73.51%	68.08% – 76.18%	65.59% - 77.46%	66.61% - 70.15%
Risk-free interest rate	3.55% – 4.68%	3.47% – 4.80%	1.42% – 4.20%	0.48% - 1.44%	0.22% - 1.42%
Dividend yield	—	—	—	—	—

The assumptions used in calculating the fair value of stock awards include the stock price as of the applicable measuring date and, in the case of performance-based awards, the probable outcome of the performance conditions as of the applicable measuring date. The valuation assumptions used to calculate fair values did not differ in any material respect from the assumptions used to calculate the grant date fair value of the stock awards as reported in the Summary Compensation Table.

(4)
The amounts reported in this column represent the average amounts of total compensation reported in the “Total” column of the Summary Compensation Table in each applicable year for the Other NEOs. Compensation amounts paid to Mr. Mortimer, Ms. Aulin and Dr. Sherrington were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7302, 0.7410, 0.7692, 0.7980 and 0.7461, which were the average Bank of Canada foreign exchange rates for the 2024, 2023, 2022, 2021 and 2020 fiscal years, respectively. The Other NEOs for each year are as follows:

2024 – Sherry Aulin, Andrea DiFabio, Christopher Kenney and Christopher Von Seggern

2023 – Sherry Aulin, Christopher Kenney, Christopher Von Seggern and Robin Sherrington

2022 – Sherry Aulin, Christopher Kenney, Christopher Von Seggern and Andrea DiFabio

2021 – Sherry Aulin and Christopher Kenney

2020 – Ian Mortimer and Ernesto Aycardi

(5)
Total shareholder return (“TSR”) represents the cumulative total return on $100 invested in our Common Shares on December 31, 2019 through the last trading day of the applicable fiscal year reported in the table. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Corporation’s share price at the end and the beginning of the measurement period by the Corporation’s share price at the beginning of the measurement period. The Corporation has not paid any dividends to date.
(6)
Peer Group TSR represents the cumulative total return on $100 invested on December 31, 2019 through the last trading day of the applicable fiscal year reported in the table. The peer group used for this purpose is the Nasdaq Biotechnology Index for all five fiscal years disclosed, which aligns with the peer group used for the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Reports on Form 10-K for the years ended December 31, 2024, December 31, 2023 and December 31, 2022. We were not required to prepare a stock performance graph under Item 201(e) of Regulation S-K for the fiscal years ended December 31, 2021 and December 31, 2020, so we did not have a peer group for this purpose for those years.
(7)
The amounts reported in this column represent the amount of net loss as reflected in the Corporation’s audited financial statements for the applicable years as included in our Annual Reports on Form 10-K.

Relationship Between Pay versus Performance

As described in more detail in the section of this Circular titled “Compensation Discussion and Analysis”, we use several non-financial performance measures to align executive compensation with performance, which are not presented in the Pay versus Performance table. For example, the executives’ performance-based annual cash bonuses for 2024 were based on achievement of corporate objectives that focus on clinical, pre-clinical and business and financial operations established by our Compensation Committee and described in “Non-Equity Incentive Plan Compensation and Bonuses” above. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with the metrics reported in the Pay versus Performance table, although we do grant long-term incentive awards to further align the interests of our NEOs with our shareholders. The following graphs illustrate the relationships between CAP, TSRs and our net income (loss).

CAP vs TSR of Xenon & peer Group

vsNet Loss

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

Under the CBCA, we may indemnify our current or former directors or officers or any other individuals who act or have acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or the other entity. The CBCA also provides that we may advance moneys to a director, officer or other individual for costs, charges and expenses reasonably incurred in connection with such a proceeding. The individual shall repay the moneys to us if indemnification of the individual is ultimately prohibited under the CBCA, as described below.

Indemnification is prohibited under the CBCA unless the individual:

•
acted honestly and in good faith with a view to our best interests, or the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request;
•
in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful; and
•
was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done.

Our by-laws require us to indemnify each of our directors, officers, former directors or officers or persons who act or acted at our request as a director or officer, or an individual acting in a similar capacity, of another body corporate to the fullest extent permitted under the CBCA. We will indemnify such individual against all costs, charges and expenses, including an amount paid to settle an action or proceeding to which the individual is made a party by reason of being or having been a director of officer of us or such body corporate. However, we shall not indemnify such individual if the individual did not act honestly and in good faith with a view to our best interests or, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual did not have reasonable grounds for believing that his or her conduct was lawful.

We have entered into indemnification agreements with each of our directors and officers. As provided by our by-laws, these agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted under the CBCA.

Our by-laws authorize us, with the approval of our Board, to purchase and maintain insurance for the benefit of any persons our Board may from time to time determine.

Certain Relationships and Related Transactions

In addition to the arrangements described below, we have also entered into the arrangements which are described where required in the section of this Circular captioned “Executive Compensation”.

Related Person Transaction Policy

Pursuant to a formal, written policy, which became effective on November 4, 2014, our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related person transaction with us without the prior approval or, in the case of pending or ongoing related party transactions, ratification of our Audit Committee. For purposes of our policy, as amended from time to time, a related person transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related person had, has or will have a direct or indirect material interest, other than transactions available to all of our employees.

Indebtedness of Directors and Officers

No current or former director, officer or employee of the Corporation, or any associate of any such individual, is, or was at any time during the most recently completed financial year, indebted to the Corporation, nor is any indebtedness of any such person to another entity the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation.

Other Transactions

We have granted equity awards to our NEOs, other executive officers and certain of our directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Xenon under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Xenon specifically incorporates this Report by reference therein.

The Audit Committee of the Board is comprised solely of independent directors and operates under a written charter which is reviewed on an annual basis and amended as necessary by the Board upon recommendation by the Audit Committee. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with all applicable requirements for corporate audit committees.

The Audit Committee is responsible for assisting the Board in serving as an oversight to Xenon’s accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with Xenon’s independent auditors without the presence of Xenon’s management.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The Corporation’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The independent auditors also are responsible for performing an independent audit of the Corporation’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to oversee and review the financial reporting process, including the Corporation’s systems of internal controls.

In overseeing the preparation of Xenon’s financial statements, the Audit Committee reviewed the financial statements and met with both management and Xenon’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB, and the Securities and Exchange Commission.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, KPMG, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG that firm’s independence.

On the basis of their reviews and discussions, the Audit Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of Xenon’s audited financial statements in Xenon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC and the securities commissions in British Columbia, Alberta and Ontario.

The Audit Committee’s current charter is appended to this Circular as Schedule B.

Audit Committee of the Board
Mr. Steven Gannon (Chair)
Mr. Justin Gover
Mr. Patrick Machado

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2024. As of December 31, 2024, we had equity awards outstanding under two equity compensation plans: (i) the Amended and Restated 2014 Plan, which was most recently amended and approved by our shareholders in June 2024, and (ii) our 2019 Inducement Equity Incentive Plan (our “2019 Inducement Plan”), which has not been approved by our shareholders and was terminated in June 2020 in connection with the shareholder approval of an amendment and restatement of the Amended and Restated 2014 Plan.

On February 27, 2025, our Board approved the 2025 Inducement Equity Incentive Plan (our “2025 Inducement Plan”). No awards under the 2025 Inducement Plan were outstanding as of the Record Date.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	10,874,981	(1)	$29.98	(2)	5,882,842
Equity compensation plans not approved by security holders(3)	44,308		10.09		—
Total	10,919,289		$29.90		5,882,842

(1)
PSUs are included assuming performance-based criteria are met for all outstanding unvested PSUs.
(2)
The weighted average exercise price excludes PSUs, which have no exercise price.
(3)
On September 9, 2019, the Board adopted the 2019 Inducement Plan. The 2019 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The 2019 Inducement Plan was terminated in June 2020.

2019 Inducement Plan

On September 9, 2019, the Board adopted the 2019 Inducement Plan. The 2019 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The 2019 Inducement Plan was terminated in connection with the shareholder approval of the Amended and Restated 2014 Plan in June 2020, and the 2019 Inducement Plan will continue to govern the terms and conditions of outstanding stock options granted thereunder.

Authorized Shares. The maximum aggregate number of our Common Shares reserved for issuance under the 2019 Inducement Plan prior to its termination was 400,000 Common Shares and, as of December 31, 2024, options to purchase 44,308 Common Shares were issued and outstanding and, due to the termination of the 2019 Inducement Plan, no Common Shares remained available for future issuance under new equity awards under this plan. No further awards will be granted under the 2019 Inducement Plan.

Inducement Awards. The 2019 Inducement Plan provided for the grant of equity-based awards, including stock options, share appreciation rights, restricted share awards, restricted share unit awards and performance share awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, including with respect to treatment of equity awards in the event of a “merger” or “change of control” as defined under the 2019 Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. However, the 2019 Inducement Plan permitted certain exchange programs if shareholder approval for such exchange programs was obtained, and the 2019 Inducement Plan does not contain a prohibition on dividend equivalents on restricted share units, and dividends may be paid on restricted shares, provided that the Common Shares will be subject to the same restrictions on transferability and forfeitability as the Common Shares subject to the restricted share award with respect to which they were paid.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the 2019 Inducement Plan could only be made to individuals not previously employees or non-employee directors of the Corporation (or following such individuals’ bona fide period of non-employment with the Corporation), as an inducement material to the individuals’ entry into employment with the Corporation, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

2025 Inducement Plan

On February 27, 2025, the Board adopted the 2025 Inducement Plan. The 2025 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules.

Authorized Shares. The maximum aggregate number of our Common Shares reserved for issuance under the 2025 Inducement Plan is 775,000 Common Shares. No awards were outstanding under the 2025 Inducement Plan as of the Record Date.

Inducement Awards. The 2025 Inducement Plan provides for the grant of equity-based awards, including stock options, share appreciation rights, restricted share awards, restricted share unit awards and performance share awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, including with respect to treatment of equity awards in the event of a “merger” or “change of control” as defined under the 2025 Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. However, the 2025 Inducement Plan does not contain a prohibition on dividend equivalents on restricted share units, and dividends may be paid on restricted shares, provided that the Common Shares will be subject to the same restrictions on transferability and forfeitability as the Common Shares subject to the restricted share award with respect to which they were paid.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the 2025 Inducement Plan can only be made to individuals not previously employees or non-employee directors of the Corporation (or following such individuals’ bona fide period of non-employment with the Corporation), as an inducement material to the individuals’ entry into employment with the Corporation, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

ITEM 4 AND ITEM 5 – APPOINTMENT AND REMUNERATION OF AUDITOR

The Corporation proposes that PwC be appointed as auditor of the Corporation for the fiscal year ending December 31, 2025 and that the Audit Committee of the Board be authorized to fix their remuneration. The Audit Committee in their discretion may direct the selection of a different auditor at any time during the year if they determine that such a change would be in the best interests of the Corporation and its shareholders.

The Corporation expects representatives of PwC to be present at the Meeting. They will be given an opportunity to make a statement and will be available to respond to appropriate questions from shareholders. Representatives of KPMG LLP (“KPMG”), the Corporation’s former independent registered public accounting firm, will not be present at the Meeting. Therefore, they will not make a statement or address questions.

The following tables set forth the aggregate fees billed to the Corporation by KPMG for professional services in fiscal years 2024 and 2023.

	2024(1)	2023(2)
Audit Fees(2)	$427,833	$388,800
Tax Fees(3)	123,065	98,140
Audit Related Fees	—	—
All Other Fees	—	—
Total	$550,898	$486,939

(1)
The dollar amounts shown in these columns have been converted from Canadian dollars to U.S. dollars. For 2024, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7302 which was the average Bank of Canada foreign exchange rate for the 2024 fiscal year. For 2023, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7410 which was the average Bank of Canada foreign exchange rate for the 2023 fiscal year.
(2)
“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Corporation’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.
(3)
“Tax Fees” include fees for tax compliance and tax advisory services.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to its charter, the Audit Committee must review and approve, in advance, the scope and plans for the audits and the audit fees and approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor. During 2024 and 2023 all services billed by KPMG were pre-approved by the Audit Committee in accordance with this policy.

Changes in Independent Registered Public Accounting Firm

On March 3, 2025, the Audit Committee dismissed KPMG as the Corporation’s independent registered public accounting firm. The dismissal was not related to any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of KPMG on the consolidated financial statements of the Corporation as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023 and during the interim period through March 3, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Corporation and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided KPMG with a copy of the disclosures the Corporation made on a Current Report on Form 8-K filed with the SEC on March 5, 2025 and requested that KPMG furnish the Corporation with a letter addressed to the SEC stating whether it agreed with the statements made and, if not, stating the respects in which it did not agree. A copy of such letter provided by KPMG, dated March 3, 2025, was filed as Exhibit 16.1 to the Form 8-K.

On March 3, 2025, the Audit Committee approved the engagement of PwC as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025. During the Corporation’s two most recent fiscal years ended December 31, 2024 and 2023, and during the interim period through March 3, 2025, neither the Corporation nor anyone acting on its behalf consulted with PwC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Vote Required; Recommendation of the Board

The proposed appointment of PwC must receive votes “FOR” to pass, and to authorize the Audit Committee to fix the remuneration paid to PwC requires that a majority of the votes cast (more than 50%) vote “FOR” to pass. Abstentions, withhold votes and broker non-votes will have no effect on the outcome of the voting on either of these proposals.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPOINTMENT OF PWC

AS AUDITOR OF THE CORPORATION

AND

A VOTE “FOR” THE REMUNERATION OF THE AUDITOR

TO BE SET BY THE AUDIT COMMITTEE OF THE BOARD

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no director, officer, shareholder holding 5% or more of our Common Shares (or any director or officer or principal shareholder thereof), nor any associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the beginning of the Corporation’s most recently completed financial year or in any proposed transaction which, in either such case, has materially affected or will materially affect the Corporation.

THIRD PARTY COMPENSATION OF DIRECTORS

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, no current director or officer of the Corporation, no person who has been a director or officer of the Corporation at any time since the beginning of the Corporation’s last completed financial year and no associate or affiliate of any of the foregoing has any other material interest, direct or indirect, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered at the 2026 annual meeting of our shareholders must be received by the Corporation no later than December 25, 2025 in order to be included in the proxy materials pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2026 annual meeting of our shareholders under the provisions of the CBCA. Such shareholder proposals must be received at the principal offices of the Corporation no earlier than January 5, 2026 and no later than March 6, 2026 in order to be included in the proxy materials for such annual meeting pursuant to the requirements of the CBCA. Please see “Item 2 Election of Directors” for additional information regarding shareholder nominees to the board of directors.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To be Held on June 4, 2025

This Circular and our annual report for the year ended December 31, 2024 are available at http://investor.xenon-pharma.com/investor-overview.

ADDITIONAL INFORMATION

Additional information relating to the Corporation, including financial information provided in the Corporation’s annual financial statements and related management discussion and analysis for the year ended December 31, 2024, is available on https://www.sedarplus.ca under the Corporation’s profile. We also make available, free of charge, through our website at https://investor.xenon-pharma.com/investor-overview, our annual reports, quarterly reports, current reports, proxy statements and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished with the SEC and the securities commissions in British Columbia, Alberta and Ontario. Our website and information contained therein or incorporated therein is not intended to be incorporated into this Circular.

Copies of all exhibits to the annual report for the year ended December 31, 2024, may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

Copies of the Corporation’s annual financial statements for the year ended December 31, 2024, including the auditor’s report thereon, and the Corporation’s management discussion and analysis, as well as other reports of the Corporation, may be obtained, free of charge, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding reports that we file or furnish with them electronically at https://www.sec.gov.

GENERAL

The Board is not aware of any other matters which it anticipates will come before the Meeting as of the date of mailing of this Circular. The contents and the sending of the Notice of Meeting and this Circular have been approved by the directors of the Corporation.

DATED as of April 24, 2025

/s/ Ian Mortimer

Ian Mortimer
President and Chief Executive Officer

SCHEDULE A

XENON PHARMACEUTICALS INC.

CORPORATE GOVERNANCE GUIDELINES

The following corporate governance guidelines have been approved and adopted by the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon” and, together with its subsidiaries, the “Corporation”) for the purpose of establishing the corporate governance policies pursuant to which the Board intends to conduct its oversight of the business of the Corporation in accordance with its fiduciary responsibilities.

A.
Role of the Board

The role of the Board is to oversee the performance of the Chief Executive Officer (“CEO”) and other senior management and to ensure that the best interests of shareholders are being served and that all such officers are creating a culture of integrity throughout the Corporation. To satisfy this responsibility, the directors are expected to take a proactive approach to their duties and function as active monitors of corporate management. Accordingly, the directors provide oversight in the formulation of the long-term strategic, financial and organizational goals of the Corporation and of the plans designed to achieve those goals. In addition, the Board reviews and approves standards and policies to ensure that the Corporation is committed to achieving its objectives through the maintenance of the highest standards of responsible conduct and ethics and to ensure that management carries out their day-to-day operational duties in a competent and ethical manner. Furthermore, the Board or a Board committee will identify and document the financial risks and other risks, including cybersecurity, data privacy and environmental, social and governance, or ESG, risks that the Corporation faces in the course of its business and will work with management to monitor and control the identified risks. The Board reports to the shareholders of the Corporation.

The day-to-day business of the Corporation is carried out by its employees, managers and officers, under the direction of the CEO and the oversight of the Board, to enhance the long-term value of the Corporation for the benefit of shareholders. The Board and management also recognize that creating long term enterprise value is advanced by considering the interests and concerns of other stakeholders, including the Corporation’s employees, customers, creditors and suppliers as well as the community generally.

The Board understands that effective directors act on an informed basis after thorough inquiry and careful review, appropriate in scope to the magnitude of the matter being considered. The directors know their position requires them to ask probing questions of management and outside advisors. The directors also rely on the advice, reports and opinions of management, counsel and expert advisers. In doing so, the Board evaluates the qualifications of those it relies upon for information and advice and also looks to the processes used by managers and advisors in reaching their recommendations. In addition, the Board has the authority to hire outside advisors at the Corporation’s expense if they feel it is appropriate.

B.
Selection of Chair of the Board and CEO

The Board shall appoint the Chair of the Board on an annual basis and shall fill the CEO position based upon the Board’s view of what is in the best interests of the Corporation. The CEO and Chair may, but need not be, the same person.

C.
Lead Independent Director

In order to facilitate communication between management and the independent directors, in the event that the Chair of the Board is not an independent Director, the Board should elect a “Lead Independent Director”, who will have the responsibility to schedule and prepare agendas for meetings of independent directors. The Lead Independent Director will communicate with the CEO, disseminate information to the rest of the Board in a timely manner and raise issues with management on behalf of the independent directors when appropriate. In addition, the Lead Independent Director may have other responsibilities, including calling meetings of independent directors when necessary and appropriate, being available, when appropriate, for consultation and direct communication with the Corporation’s shareholders, building a productive relationship between the Board and the CEO, ensuring that the Board fulfills its oversight responsibilities in Corporation strategy, risk oversight and succession planning, and performing such other duties as the Board may from time to time designate. All members of the Board are encouraged to communicate with the CEO. As long as the Chair of the Board is an independent, non-employee director, the “Lead Independent Director” responsibility may be assigned to the Chair.

D.
Committees

The Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. The Board will continue to delegate substantial responsibilities to each committee, and each committee should consist solely of independent directors, as defined by the rules of The Nasdaq Stock Market (“Nasdaq Rules”) and applicable Canadian securities laws, and in the case of the Audit Committee as defined by the rules and regulations of the Securities and Exchange Commission (“SEC Rules”) and applicable Canadian securities laws. The members of these committees shall also meet the other membership criteria specified in the respective charters for these committees. Additional committees may be formed from time to time as determined by the Board.

E.
Assignment of Committee Members

Committees should be appointed (or re-appointed), and chairs of each committee designated, by the full Board, upon recommendation by the Nominating and Corporate Governance Committee, annually. While the composition of the committees of the Board should be looked at each year in making certain that these committees are not stagnant or without fair representation, it is the Board’s belief that continuity of experience in the specific functions of these committees provides a significant benefit to the shareholders and to management.

F.
Frequency and Length of Committee Meetings

Each committee chair, in consultation with committee members, will determine the frequency and length of meetings of his or her committee, considering all relevant factors such as the committee’s mandate, nature of current committee business to be discussed and the like. Notwithstanding the foregoing, each committee shall meet at least as frequently as is required by the applicable charter adopted by the Board for such committee. Moreover, the committee chair should feel free to call additional committee meetings at times other than the scheduled meetings of the full Board.

G.
Committee Charters and Agendas

Each committee shall have its own charter, which will set forth the purpose, membership requirements, authority and responsibilities of the committee. Annually, the chair of each committee should review the existing committee charter and determine, in consultation with the rest of the committee, whether any amendments are required. Committee charters should be within the scope of authority granted by the Board and should be approved by the Board. The chair of the committee, in consultation with appropriate members of management and staff, should develop the overall annual agenda to the extent it can be foreseen. In addition, each committee chair should prepare an agenda prior to each committee meeting and should consult with appropriate members of management for additional items which should be included in the agenda. Any committee of the Board is authorized to engage its own outside advisors at the Corporation’s expense, including legal counsel or other consultants, as required, provided that the committee shall promptly advise the full Board of such engagement.

The charters of the Corporation’s committees will be available on the Corporation's website at www.xenon-pharma.com and will be made available to shareholders on written request.

H.
Code of Conduct, Conflicts of Interests, Related Person Transactions and Complaints Process

The Nominating and Corporate Governance Committee and Audit Committee shall periodically review and approve the Corporation’s Code of Business Conduct and Ethics, which is applicable to directors, officers and employees; consider questions of possible conflicts of interest of directors and corporate officers; review actual and potential conflicts of interest (including corporate opportunities) of directors and corporate officers; and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity; in each case in accordance with their respective charters. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest. Directors shall disclose any such interests to the Board in advance of Board deliberation on the topic.

The Audit Committee shall review and approve any proposed related person transactions in compliance with the Corporation’s policies and Nasdaq Rules and must report material related person transactions to the full Board and review and approve the Corporation’s procedures for handling complaints regarding accounting or auditing matters.

I.
Board Meetings and Agenda Items

The Board shall have no fewer than four regularly scheduled meetings each year at which it reviews and discusses leadership continuity, management development, management reports on the performance of the Corporation, its plans and prospects, as well as more immediate issues facing the Corporation. If independent, the Chair of the Board will set the agenda for and act as chair for each Board meeting. If the Chair of the Board is not independent, as determined in accordance with the SEC Rules and applicable Canadian securities laws, the Lead Independent Director will help set the agenda and may act as chair for each Board meeting or portions of such meeting. Each director is free to suggest inclusion of items on the agenda. A representative from the Corporation’s outside counsel may be invited by the Board, when appropriate, to attend all or a portion of Board meetings. The Board will review the Corporation’s long-term strategic plans during at least one Board meeting per year.

J.
Board Materials Distributed in Advance

To the extent possible, information and data which is important to the Board’s understanding of matters to be discussed at the meeting and the current status of the Corporation’s business should be distributed to the Board a sufficient number of days before the meeting to enable the directors to read and prepare for the meeting so that the Board meeting time may be conserved and discussion time focused on questions that the Board has about the material.

K.
Board, Committee and Shareholder Meetings

Directors are expected to prepare for, attend, and actively participate in all Board and committee meetings. Each director will review thoroughly the materials provided in connection with each Board and committee meeting and be adequately prepared for each meeting. On those occasions when the subject matter is too sensitive for advance distribution, the subject will have to be introduced at the meeting. The Corporation strongly encourages directors to attend the annual meeting of shareholders.

L.
Regular Attendance of Management at Board Meetings

It is anticipated that certain members of management (e.g., the Chief Financial Officer, Chief Legal Officer and such other members of the executive staff as the CEO may from time to time designate) will attend Board meetings on a regular basis. Other members of management and staff will attend meetings and present reports from time to time. Specifically, the Board encourages attendance at Board meetings by personnel who can provide additional insight into the items being discussed because of personal involvement in these areas. It is understood that Corporation personnel and others attending Board meetings may be asked to leave the meeting in order for the Board to meet in executive session.

M.
Executive Sessions of Independent Directors and Audit Committee

It is the policy of the Board to regularly have separate meeting times for independent directors without management. Such meetings should be held at least twice per year, following regularly scheduled meetings and at such other times as requested by an independent director. The Chair of the Board or the Lead Independent Director, as appropriate, shall preside at executive sessions.

In addition, the Audit Committee of the Board should meet periodically with the Corporation’s outside auditors without management present at such times as it deems appropriate.

N.
Board Access to Corporation Management

Directors should have full access to members of management, either as a group or individually, and to Corporation information that they believe is necessary to fulfill their obligations as directors. The directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the Corporation.

O.
Board Compensation Review

The Compensation Committee should conduct an annual review of director compensation. This review will include input from the Corporation’s Human Resources department and may include input from outside consultants in order to evaluate director compensation compared to other companies of like size in the industry. Any change in Board compensation should be approved by the Board after recommendation from the Compensation Committee. Ownership of shares by the directors is encouraged. Board members who are also employees shall not be separately compensated for their service on the Board.

P.
Size of the Board

The size of the Board is established in accordance with the Corporation’s By-laws, subject to the minimum and maximum number of directors set out in the Corporation’s Articles of Continuance and under applicable corporate and securities laws. The size of the Board may vary based upon the size of the business and the availability of qualified candidates. Board size should facilitate active interaction and participation by all directors. The Board will review from time to time the appropriateness of its size.

Q.
Composition of Board

The Board believes that, so long as the Corporation does not qualify as a “controlled company” under the rules of Nasdaq, as a matter of policy there should be a majority of independent directors on the Board. Within that policy, the mix of directors should provide a range of expertise and perspective in areas relevant to the Corporation’s business.

R.
Board Definition of “Independence” for Directors

A director shall be considered “independent” for purposes of serving on the Board if he or she meets the criteria for independence established by applicable securities laws and the Nasdaq Rules. A director shall be considered “independent” for purposes of serving on a Board committee based on the definition of independence used in that committee’s charter, which shall conform to any requirements established for such a committee by the Nasdaq Rules, any applicable SEC Rules and any applicable Canadian securities laws.

S.
Board Membership Criteria and Selection

When assessing Board composition, identifying suitable candidates for appointment to the Board or recommending a slate of directors for shareholder approval, the Nominating and Corporate Governance Committee will consider candidates using objective criteria, including without limitation issues of character, judgment, independence, expertise, corporate experience, length of service, understanding of the Corporation’s business, other commitments and the like, and the composition of the Board, having due regard to the benefits of diversity and the needs of the Board. For purposes of this policy, diversity includes business experience, geography, age, gender, visible minorities, Aboriginal peoples, persons with disabilities, sexual orientation and other personal characteristics. Selection of new directors requires recommendation of a candidate by the Nominating and Corporate Governance Committee to the full Board, which has responsibility for naming new members in the event of a vacancy or expansion of the Board between annual meetings of shareholders.

It is the policy of the Board that the Nominating and Corporate Governance Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with the Articles of Continuance, as amended, and the By-laws of the Corporation and applicable laws, including the SEC Rules and applicable Canadian securities laws. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Corporation and providing the information required in the Corporation’s By-laws. Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at the Corporation’s annual meeting of shareholders must meet the deadlines and other requirements set forth in the Corporation’s By-laws, the SEC Rules, and applicable Canadian securities laws.

T.
Notifying a Director of Non-Inclusion on a Proposed Slate of Directors

Any proposal to decrease the size of the Board, or to substitute a new director for an existing director, should be made first by the Nominating and Corporate Governance Committee, then approved by the full Board. After receipt of a recommendation from the Nominating and Corporate Governance Committee, the Chair of the Board or the Lead Independent Director should notify the director of such recommendation prior to the meeting of the Board at which the slate of nominees is proposed to be approved.

U.
Assessing Board and Committee Performance

The Nominating and Corporate Governance Committee should establish an annual process for permitting the Board and each committee to conduct an assessment of its performance during the prior year. This assessment should focus on areas in which the Board or the committees believe contributions can be made going forward to increase the effectiveness of the Board or the committees. Each committee and the full Board will consider and discuss the findings of the assessments.

The Board will, in conjunction with the Nominating and Corporate Governance Committee, assess the participation, contributions and effectiveness of the Chair, and individual board members on an annual basis.

V.
Annual Election of Directors

Directors shall be subject to election at each annual meeting of shareholders in accordance with the Corporation’s By-laws. The Board shall fill vacancies or add new directors as provided in the Corporation’s By-laws and in accordance with applicable Canadian corporate laws.

W.
Director Orientation and Continuing Education

Meetings of the Board shall be designed to provide orientation for new directors to assist them in understanding the Corporation’s business as well as an introduction to the Corporation’s senior management. Further, the Corporation encourages directors to participate in continuing education programs focused on the Corporation’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors.

X.
Formal Evaluation and Compensation of the CEO and Other Executive Officers

The formal evaluation of the CEO and the other executive officers should be made in the context of annual compensation review by the Compensation Committee, with appropriate input from other directors, and should be communicated to the CEO by the Chair of the Board or the Lead Independent Director and the chair of the Compensation Committee.

Y.
Succession Planning

The Nominating and Corporate Governance Committee, in consultation with the full Board, is primarily responsible for succession planning for the CEO, any other key members of the executive management team and the directors. Succession planning can be critical in the event the CEO, other key executive management team members or directors should cease to serve for any reason, including resignation or unexpected disability.

Z.
Board Interaction with Third Parties

The Board believes that management speaks for the Corporation. Individual directors may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation, but it is expected that directors would do this with knowledge of management and, in most instances, only at the request of management.

In cases where shareholders wish to communicate directly with the non-management directors, messages can be sent by mail to Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attn: Chief Financial Officer. The Chief Financial Officer will forward the messages to the appropriate committee of the Board or non-management director.

The Corporation’s directors should not accept any gift of value that indicates an intent to influence improperly the normal business relationship between the Corporation and any supplier, customer or competitor.

AA.
Periodic Review of Guidelines

The Nominating and Corporate Governance Committee and the Board should review these guidelines at least annually.

SCHEDULE B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

XENON PHARMACEUTICALS INC.

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon,” and together with its subsidiaries, the “Corporation”) in fulfilling its responsibilities for generally overseeing:

A.
The Corporation’s accounting and financial reporting processes and internal control over financial reporting, as well as the audit and integrity of the Corporation’s financial statements.
B.
The qualifications and independence of the Corporation’s registered public accounting firm (the “independent auditor”).
C.
The performance of the Corporation’s independent auditor, and, if the Corporation maintains an internal audit function, the performance of such internal audit function.
D.
The Corporation’s compliance with applicable law (including U.S. federal and Canadian securities laws and other legal and regulatory requirements).
E.
Risk assessment and risk management.

The Audit Committee is also responsible for preparing the report required by Securities and Exchange Commission (“SEC”) rules to be included in Xenon’s proxy statement for the annual meeting of shareholders, and for performing such other duties and responsibilities as are enumerated in or consistent with this charter.

COMPOSITION

1.
Membership and Appointment. The Audit Committee shall consist of at least three members of the Board. Members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion.
2.
Qualifications. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):
a)
Each member of the Audit Committee shall meet the independence standards established by the SEC and the securities exchange on which Xenon’s securities are listed, as determined by the Board after consideration of all factors determined to be relevant under the rules and regulations of the SEC and the securities exchange on which Xenon’s securities are listed.
b)
Each member of the Audit Committee must be able to read and understand fundamental financial statements and otherwise must comply with all financial literacy requirements of the securities exchange on which Xenon’s securities are listed and all other applicable securities laws.
c)
At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. A person who satisfies the definition of “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K will also be presumed to have financial sophistication.
d)
At least one member of the Audit Committee shall be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, as determined by the Board in accordance with SEC rules.
e)
No member of the Audit Committee shall have participated in the preparation of the financial statements of the Corporation or any of its current subsidiaries at any time during the prior three years.
f)
Each member of the Audit Committee shall have such other qualifications as are established by the Board from time to time, or as required by applicable law or the rules and regulations of the SEC or the securities exchange on which Xenon’s securities are listed.
3.
Chair. The Board may designate a chair of the Audit Committee. In the absence of that designation, the Audit Committee may designate a chair by majority vote of the Audit Committee members.

RESPONSIBILITIES

The following are the principal recurring responsibilities of the Audit Committee. The Audit Committee may perform such other functions as are consistent with its purpose and applicable law, rules and regulations and as the Board or the Audit Committee deem appropriate. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to evolving conditions and circumstances.

1.
Select and Hire the Independent Auditor. Subject to any required approval by the shareholders of the corporation, the Audit Committee shall be directly responsible for appointing, compensating, retaining, overseeing and, where appropriate, replacing the independent auditor. The independent auditor will report directly to the Audit Committee. The Audit Committee shall have sole authority to approve the hiring and discharging of the independent auditor, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. At least annually, the Audit Committee shall receive an audit engagement letter and either execute it on behalf of the Corporation or, if the Audit Committee or its chair are not appropriate parties to sign the letter, acknowledge the letter and agree to the terms of engagement. The Audit Committee shall also appoint, retain, compensate, oversee and, where appropriate, replace any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.
2.
Supervise and Evaluate the Independent Auditor. The Audit Committee shall:
a)
Oversee and, at least annually, evaluate the work of the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, which evaluation shall include a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall review, in consultation with the independent auditor, the annual audit plan and scope of audit activities and monitor such plan’s progress.
b)
Review and resolve any disagreements that may arise between management and the independent auditor or any other independent registered public accounting firm regarding internal control over financial reporting or financial reporting.
c)
At least annually, obtain and review a report by the independent auditor that describes (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit performed by the independent auditor, and any steps taken to deal with any such issues.
d)
Communicate directly with the independent auditors, and, if the Corporation maintains an internal audit function, the internal auditors.
3.
Evaluate the Independence of the Independent Auditor. The Audit Committee must ensure the independence of the independent auditor. The Audit Committee shall:
a)
Review and discuss with the independent auditor the written independence disclosures required by the applicable requirements of the Public Company Accounting Oversight Board or other regulatory body.
b)
Review and discuss with the independent auditor on a periodic basis (not less frequently than on an annual basis) any other relationships or services (including permissible non-audit services) that may affect its objectivity and independence.
c)
After reviewing the foregoing disclosures and relevant relationships or services, evaluate the independent auditor’s independence.
d)
Oversee and assure the rotation of the independent auditor’s lead audit and concurring partners and the rotation of other audit partners, with applicable time-out periods, in accordance with applicable law.
e)
Take any other appropriate action to oversee the independence of the Corporation’s independent auditor.
4.
Approve Audit and Non-Audit Services and Fees. The Audit Committee shall (i) review and approve, in advance, the scope and plans for the audits and the audit fees and (ii) approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor, that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

5.
Review and/or Approve Financial Statements. The Audit Committee shall review, and approve as applicable, and discuss the following with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor, as applicable:
a)
The scope and timing of the annual audit of the Corporation’s financial statements.
b)
The Corporation’s annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q, as applicable, including the disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be included in Xenon’s Form 10-K, and the related press releases, and approve the inclusion of the quarterly unaudited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Xenon’s quarterly reports on Form 10-Q, and the related press releases.
c)
The results of the independent audit and the quarterly reviews, and the independent auditor’s opinion on the audited financial statements.
d)
The reports and certifications regarding internal control over financial reporting and disclosure controls and procedures.
e)
Major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting principles.
f)
Analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
g)
The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements.
h)
Any significant changes required or taken in the audit plan as a result of any material control deficiency.
i)
Any problems or difficulties the independent auditor encountered in the course of its audit work, including any restrictions on the scope of the auditor’s activities or on access to requested information, and management’s response.
j)
Any significant disagreements between management and the independent auditor.
6.
Reports and Communications from the Independent Auditor. The Audit Committee shall review and discuss reports from the independent auditor concerning the following:
a)
Critical accounting policies and practices to be used by the Corporation.
b)
Alternative treatments of financial information within GAAP that the auditor has discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor if different from that used by management.
c)
Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
d)
Other matters required to be communicated to the Audit Committee under generally accepted auditing standards and other legal or regulatory requirements.
7.
Audit Committee Report. The Audit Committee shall prepare the report of the Audit Committee that SEC rules require to be included in Xenon’s annual proxy statement.
8.
Earnings Press Releases and Earnings Guidance. The Audit Committee shall review all earnings press releases before Xenon publicly discloses this information, and discuss with management and the independent auditors corporate policies with respect to earnings press releases (with particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as corporate policies with respect to financial information and earnings guidance provided to the public, analysts and ratings agencies.

9.
Internal Controls. The Audit Committee shall review and discuss with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor, the adequacy and effectiveness of the Corporation’s internal controls, including any changes, significant deficiencies or material weaknesses in those controls reported by the independent auditor, the internal auditors or management and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, that involves management or other Corporation employees who have a significant role in the Corporation’s internal controls. The Audit Committee shall also review and discuss with management and the independent auditors disclosure relating to the Corporation’s internal controls, the independent auditor’s report on the Corporation’s internal control over financial reporting (if applicable) and required management certifications to be included in or attached as exhibits to Xenon’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, as applicable.
10.
Disclosure Controls and Procedures. The Audit Committee shall review and discuss the adequacy and effectiveness of the Corporation’s disclosure controls and procedures. The Audit Committee must be satisfied that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information and must periodically assess the adequacy of those procedures.
11.
Internal Audit. If the Corporation determines to implement or maintain an internal audit function, the Audit Committee shall:
a)
Review and approve the overall objectives, scope, organizational structure, responsibilities, resources and activities of the internal audit function.
b)
Review and concur in the appointment or, if applicable, the reassignment or dismissal of the senior internal auditing executive.
c)
Review and discuss with management and the internal auditors the process used in developing the internal audit plan, the scope of the internal audit plan, significant changes in the planned scope of the internal audit plan and the coordination of the internal audit plan with the independent audit.
d)
Discuss with the independent auditor the responsibilities, budget and staffing of the Corporation’s internal audit function.
e)
Review and discuss with the internal auditors the results of the internal audit, significant issues in internal audit reports and responses by management.
f)
Review and discuss the performance and effectiveness of the internal audit function.
g)
Communicate directly with the internal auditors.
12.
Legal and Regulatory Compliance. The Audit Committee shall review and discuss with management (including the chief compliance officer, if any), the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor (i) the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s code of business conduct and ethics, compliance with the Foreign Corrupt Practices Act of 1977, and similar anticorruption legislation, and compliance with export control regulations and (ii) reports regarding compliance with applicable laws, regulations and internal compliance programs. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies. The Audit Committee shall discuss with the Corporation’s Chief Financial Officer any legal matters that may have a material impact on the financial statements or the Corporation’s compliance procedures.
13.
Complaints. The Audit Committee shall establish and oversee procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or audit matters, as well as for confidential and anonymous submissions by the Corporation’s employees concerning questionable accounting or auditing matters, including any such complaints or submissions made pursuant to the Corporation's Whistleblower Policy.
14.
Risks. The Audit Committee shall review and discuss with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor, the Corporation’s major financial, including investment and foreign exchange, cybersecurity and data privacy risk exposures, and the steps management has taken to monitor and control those exposures, including the Corporation’s guidelines and policies with respect to risk assessment and risk management.
15.
Information Technology Systems, Processes and Data. The Audit Committee will periodically (but no less than annually) review and discuss with management (i) the Corporation’s cyber and technology-related risks, including network security and information security, (ii) the Corporation’s technologies, policies, processes and practices for assessing, monitoring, managing and mitigating those risks, (iii) the adequacy of security for the Corporation’s information technology systems, processes and data, including those of its vendors and third-party service providers, (iv) the adequacy of controls and procedures for identifying and responding to material cyber security incidents or other technology-related incidents impacting the Corporation’s ability to operate, including incident response, reporting and disaster recovery/business continuity, and (v) any specific cybersecurity issues and/or incidents that are reasonably likely to adversely affect the adequacy of the Corporation’s internal controls.
16.
Related Person Transactions. The Audit Committee shall review the Corporation’s related person transaction policy, and shall review and oversee all transactions between the Corporation and a related person (as defined in Item 404 of Regulation S-K), in accordance with such policies and procedures.
17.
Code of Business Conduct and Ethics. The Audit Committee shall consider whether to grant any approvals or waivers sought under the Corporation’s Code of Business Conduct and Ethics adopted pursuant to the Sarbanes-Oxley Act.
18.
Hiring of Auditor Personnel. The Audit Committee shall set hiring policies with regard to employees and former employees of the present and former independent auditor and oversee compliance with such policies.

The function of the Audit Committee is primarily one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for assisting the Board in overseeing the conduct of these activities by management and the independent auditor. The Audit Committee is not responsible for providing any expert or special assurance as to the financial statements or the independent auditor’s work. It is recognized that the members of the Audit Committee are not full-time employees of the Corporation, that it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and that each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee, in either instance absent actual knowledge to the contrary.

MEETINGS AND PROCEDURES

1.
Meetings.
a)
The Audit Committee will meet at least once each fiscal quarter (with additional meetings as it deems necessary or appropriate) at such times and places as the Audit Committee determines. The chair of the Audit Committee shall preside at each meeting. The chair will approve the agenda for the Audit Committee’s meetings and any member may suggest items for consideration. If a chair is not designated or present, an acting chair may be designated by the Audit Committee members present. The Audit Committee may act by unanimous written consent (which may include electronic consent) in lieu of a meeting, which shall constitute a valid action of the Audit Committee if it has been executed by each Audit Committee member and shows the date of execution. Any written consent will be effective on the date of the last signature or electronic consent, as the case may be, and will be filed with the minutes of the meetings of the Board.
b)
The Audit Committee shall cause to be kept written minutes of its proceedings, which minutes will be filed with the minutes of the meeting of the Board.
c)
The Audit Committee shall meet periodically with members of management as deemed appropriate, the head of the internal audit department, if applicable, and the independent auditor in separate executive sessions. Each regularly scheduled meeting of the Audit Committee will conclude with an executive session of the Audit Committee absent members of management.
d)
The Audit Committee may invite to its meetings any director, officer or employee of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities, including non-management directors who are not members of the Audit Committee.
2.
Reporting to the Board of Directors. The Audit Committee shall report regularly to the Board with respect to the Audit Committee’s activities, including any significant issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance of the internal audit function or the performance and independence of the Corporation’s independent auditor, as applicable.
3.
Authority to Retain Advisors. The Audit Committee shall have the authority to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. The Audit Committee shall set the compensation, and oversee the work of, any independent counsel or other advisors retained by it. The Corporation will provide appropriate funding, as determined by the Audit Committee, to pay the independent auditor, any other registered public accounting firm and any independent counsel and any other outside advisors hired by the Audit Committee and any administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its activities.

4.
Subcommittees. The Audit Committee may form subcommittees for any purpose that the Audit Committee deems appropriate and may delegate to such subcommittees such power and authority as the Audit Committee deems appropriate. If designated, each such subcommittee will establish its own schedule and maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Audit Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Audit Committee as a whole.
5.
Committee Charter Review. The Audit Committee shall review and reassess the adequacy of this charter annually and shall submit any recommended changes to the charter to the Board for approval.
6.
Performance Review. The Audit Committee shall review and assess the performance of the Audit Committee on an annual basis.
7.
Authority to Investigate. In the course of its duties, the Audit Committee shall have authority, at the Corporation’s expense, to investigate any matter brought to its attention.
8.
Attorneys’ Reports. The Audit Committee shall receive and, if appropriate, respond to attorneys’ reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S., Canadian, or other foreign federal, state, provincial or local law. The Audit Committee shall establish procedures for the confidential receipt, retention and consideration of any attorney report.
9.
Access. The Audit Committee shall be given full access to the chair of the Board, management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, as well as the Corporation’s books, records, facilities and other personnel.
10.
Compensation. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board (or a committee thereof) in its sole discretion. Members of the Audit Committee may not receive any compensation from the Corporation except the fees that they receive for service as a member of the Board or any committee thereof.

Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: www.proxypush.com/XENE • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-356-9302 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Xenon Pharmaceuticals Inc. Annual Meeting of Shareholders for Shareholders of record as of April 7, 2025 Wednesday, June 4, 2025 11:30 AM, Pacific Time Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/XENE for more details. YOUR VOTE IS IMPORTANT! PROXIES MUST BE RECEIVED BY: 11:59 PM, Eastern Time, June 3, 2025. This proxy is being solicited on behalf of both Management and the Board of Directors The undersigned hereby appoints Ian Mortimer and Sherry Aulin (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common shares of Xenon Pharmaceuticals Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. A shareholder has the right to appoint a person to act for him or her or it and on his or her or its behalf at the meeting other than the Named Proxies. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of Named Proxies above. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. List name of alternate proxyholder here: ________________________________________________ THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Please make your marks like this: [graphic] THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES LISTED AND FOR PROPOSALS 3, 4 AND 5 1. To receive the financial statements of the Corporation for the financial year ended December 31, 2024 and the report of the Corporation's auditor thereon; 2. To elect as directors of the Corporation the eight nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected; 2.01 Dawn Svoronos 2.02 Gillian Cannon 2.03 Steven Gannon 2.04 Elizabeth Garofalo 2.05 Justin Gover 2.06 Patrick Machado 2.07 Ian Mortimer 2.08 Gary Patou 3. To approve, on an advisory basis, the compensation of the Corporation's named executive officers; 4. To appoint PricewaterhouseCoopers LLP ("PwC") as the Corporation's auditor to hold office until the next annual meeting of the Corporation; 5. To authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; 6. To conduct such other business as may properly be brought before the Meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/XENE Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date